UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21504

 Advent/Claymore Enhanced Growth & Income Fund
(Exact name of registrant as specified in charter)

1271 Avenue of the Americas, 45th Floor, New York, NY 10020
(Address of principal executive offices) (Zip code)

Robert White, Treasurer
1271 Avenue of the Americas, 45th Floor, New York, NY 10020
(Name and address of agent for service)

Registrant's telephone number, including area code:   (212) 482-1600

Date of fiscal year end:  October 31

Date of reporting period: November 1, 2014 - October 31, 2015

Item 1.  Reports to Stockholders.

The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

GUGGENHEIMINVESTMENTS.COM/LCM

...YOUR BRIDGE TO THE LATEST, MOST UP-TO-DATE INFORMATION ABOUT THE ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND

The shareholder report you are reading right now is just the beginning of the story.
Online at guggenheiminvestments.com/lcm, you will find:

• Daily, weekly and monthly data on share prices, net asset values, dividends and more

• Portfolio overviews and performance analyses

• Announcements, press releases and special notices

• Fund and adviser contact information

Advent Capital Management and Guggenheim Investments are continually updating and expanding shareholder information services on the Fund’s website in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed, and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Fund.

(Unaudited)	October 31, 2015

DEAR SHAREHOLDER

Tracy V. Maitland
President and Chief Executive Officer

We thank you for your investment in the Advent/Claymore Enhanced Growth & Income Fund (the “Fund”). This report covers the Fund’s performance for the 12 months ended October 31, 2015.

Advent Capital Management, LLC (“Advent” or the “Investment Manager”), serves as the Fund’s Investment Manager. Based in New York, New York, with additional investment personnel in London, England, Advent is a credit-oriented firm specializing in the management of global convertible, high-yield, and equity securities across three lines of business—long-only strategies, hedge funds, and closed-end funds. As of October 31, 2015, Advent managed approximately $8.4 billion in assets.

Guggenheim Funds Investment Advisors, LLC (the “Investment Adviser”), serves as the Investment Adviser to the Fund. The Investment Adviser is an affiliate of Guggenheim Partners, LLC, a global diversified financial services firm.

The Fund’s primary investment objective is to seek current income and current gains from trading in securities, with a secondary objective of long-term capital appreciation. Under normal market conditions, the Fund invests at least 40% of its managed assets in a diversified portfolio of equity securities and convertible securities of U.S. and non-U.S. issuers, and may invest up to 60% of its managed assets in non-convertible high-yield securities. Additionally, the Fund engages in a strategy of writing (selling) covered call options on a portion of the securities held in the Fund’s portfolio, thus generating option writing premiums. The Fund’s non-fundamental investment policies were changed during the period and took effect in January 2015. Please see the Questions & Answers section following for more information.

Advent seeks international investment opportunities in each asset class, with an emphasis on large multinational companies. Appreciation potential is provided by investments in convertibles and common stock, while the allocation to high-yield securities is primarily a source of income. The balance between convertible securities, equities, and high-yield securities, and the degree to which the Fund engages in a covered call strategy, will vary from time to time based on security valuations, interest rates, equity market volatility, and other economic and market factors.

All Fund returns cited—whether based on net asset value (NAV) or market price—assume the reinvestment of all distributions. For the 12-month period ended October 31, 2015, the Fund generated a total return based on market price of 1.97% and a return of 0.13% based on NAV. As of October 31, 2015, the Fund’s market price of $8.85 represented a discount of 12.03% to NAV of $10.06.

LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND ANNUAL REPORT l 3

DEAR SHAREHOLDER (Unaudited) continued	October 31, 2015

Past performance is not a guarantee of future results. All NAV returns include the deduction of management fees, operating expenses and all other Fund expenses. The market price of the Fund’s shares fluctuates from time to time, and it may be higher or lower than the Fund’s NAV.

The Fund paid quarterly distributions of $0.210 in November 2014, February 2015, May 2015, and August 2015. The most recent dividend represents an annualized distribution rate of 9.49% based on the Fund’s market price on October 31, 2015. There is no guarantee of any future distributions or that the current returns and distribution rate will be maintained. A portion of the Fund’s distributions for the 12 months ended October 31, 2015 consisted of a return of capital. Please see the Questions & Answers section and Note 2(m) on page 43 for more information on distributions for the period.

We encourage shareholders to consider the opportunity to reinvest their distributions from the Fund through the Dividend Reinvestment Plan (“DRIP”), which is described in detail on page 62 of this report. When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the quarterly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund’s common shares is at a premium above NAV, the DRIP reinvests participants’ dividends in newly-issued common shares at the greater of NAV per share or 95% of the market price per share. The DRIP provides a cost-effective means to accumulate additional shares and enjoy the benefits of compounding returns over time.

The Fund is managed by a team of experienced and seasoned professionals led by myself in my capacity as Chief Investment Officer (as well as President and Founder) of Advent Capital Management, LLC. We encourage you to read the following Questions & Answers section, which provides additional information regarding the factors that influenced the Fund’s performance.

We thank you for your investment in the Fund and we are honored that you have chosen the Advent/Claymore Enhanced Growth & Income Fund as part of your investment portfolio. For the most up-to-date information regarding your investment, including related investment risks, please visit the Fund’s website at guggenheiminvestments.com/lcm.

Sincerely,

Tracy V. Maitland
President and Chief Executive Officer of the Advent/Claymore Enhanced
Growth & Income Fund
November 30, 2015

4 l LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND ANNUAL REPORT

QUESTIONS & ANSWERS (Unaudited)	October 31, 2015

Advent/Claymore Enhanced Growth & Income Fund (the “Fund”) is managed by a team of seasoned professionals at Advent Capital Management, LLC (“Advent” or the “Investment Manager”), led by Tracy V. Maitland, Advent’s Founder, President, and Chief Investment Officer. In the following interview, the management team discusses the equity, convertible securities, and high-yield markets and Fund performance for the 12-month period ended October 31, 2015.

Please describe the Fund’s objective and management strategies.

The Fund’s primary investment objective is to seek current income and current gains from trading in securities, with a secondary objective of long-term capital appreciation. Under normal market conditions, the Fund invests at least 40% of its managed assets in equity securities and convertible securities of U.S. and non-U.S. issuers and may invest up to 60% of its managed assets in non-convertible high yield securities.

Advent seeks international investment opportunities in each asset class, with an emphasis on large multinational companies. The Fund’s investments in convertibles and common stock provide capital appreciation potential, while the allocation to high-yield securities is primarily a source of income.

The Fund also uses a strategy of writing (selling) covered call options, but the percentage of positions to be written against can vary. As the percentage increases, the risks associated with covered call option writing also increase, and the Fund may also limit its ability to benefit from capital appreciation in holdings on which options have been written. In addition, the Fund may invest in other derivatives, such as foreign exchange currency contracts, futures contracts, and swaps.

The Fund uses financial leverage to finance the purchase of additional securities. Although financial leverage may create an opportunity for increased return for shareholders, it also results in additional risks and can magnify the effect of any losses. There is no assurance that the strategy will be successful. If income and gains earned on securities purchased with the financial leverage proceeds are greater than the cost of the financial leverage, shareholders’ return will be greater than if financial leverage had not been used. Conversely, if the income or gains from the securities purchased with the proceeds of financial leverage are less than the cost of the financial leverage, shareholders’ return will be less than if financial leverage had not been used.

Discuss the changes to the Fund’s non-fundamental investment policies during the period.

Modifications to non-fundamental investment policies approved by the Board of Trustees of the Fund took effect on January 12, 2015. Prior to January 12, 2015, the Fund invested at least 70% of its managed assets in a diversified portfolio of equity securities and convertible securities of U.S. and non-U.S. issuers, and up to 30% of its managed assets in non-convertible high-yield securities. Pursuant to the policy changes that became effective January 12, 2015, under normal market conditions, the Fund invests at least 40% of its managed assets in equity securities and convertible securities of U.S. and non-U.S. issuers and may invest up to 60% of its managed assets in non-convertible high yield securities. These modifications were designed to expand the portfolio management flexibility of the Fund and may provide an opportunity to enhance shareholder value through the Investment Manager’s expanded investment capabilities and ability to manage risk.

LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND ANNUAL REPORT l 5

QUESTIONS & ANSWERS (Unaudited) continued	October 31, 2015

Advent’s institutional strategies, which invest in the same asset classes as the Fund, have provided superior performance relative to applicable benchmarks. Accordingly, Advent has reallocated the Fund’s portfolio to establish a core portfolio of convertible bonds that is managed, subject to the Fund’s investment policies and restrictions, in a manner similar to that of Advent’s Global Balanced Convertible Strategy. Advent’s Global Balanced Convertible Strategy seeks a high total return by investing in a portfolio of global convertible securities that provide equity-like returns while seeking to limit downside risk.

This core portfolio is supplemented by investments in high yield securities selected in a manner similar to that of Advent’s High Yield Strategy. Advent’s High Yield Strategy seeks income and total return by investing primarily in high yielding corporate credit using fundamental and relative value analysis to identify undervalued securities.

Advent now uses a separate portion of the Fund’s portfolio to increase or decrease relative overall exposure to convertible securities, high yield securities, and equities. This portion of the Fund’s portfolio incorporates leverage and operates as an asset allocation tool reflecting Advent’s conservative management philosophy and its views on the relative value of these three asset classes under changing market conditions.

Please describe the economic and market environment over the last 12 months.

World equity and convertible bond markets returned profits to investors on a local currency basis for the last year ended October 31, 2015, although losses, some sharp, occurred in some emerging market countries. The global convertible bond markets are mostly exposed to developed countries, whose equity indices largely had positive returns, highlighted by European and Japanese central bank quantitative easing leading asset prices higher, whether equity or bond. In the U.S. a strong domestic economy helped equity markets shake off slowdowns in emerging markets and the higher dollar, although the high-yield corporate bond markets were weighed down by higher exposure to commodities.

Another key determinant of returns in a global portfolio was currency exposure, with two important currencies as examples. The euro fell from 1.25 per dollar to 1.10, and the Japanese yen fell from 113 per dollar to 121 during the year. The 5.9% local currency return of the Bank of America Merrill Lynch Global 300 Convertible Index was more than halved to 2.7% in U.S. dollar terms if an American investor did not hedge the currency exposure. The Fund’s recent policy has remained to hedge all foreign currency exposures back to the U.S. dollar.

By sector, strong gains were to be had in the consumer discretionary, health care, and technology areas, and the global convertible markets have strong representation in the latter two areas. The common theme here is U.S. and developed market consumption exposure in these sectors as opposed to industrial or commodity exposure to emerging markets, where returns were weaker. Low U.S. borrowing rates, strong employment, and merger and acquisition activity all contributed to outperformance in the better sectors.

6 l LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND ANNUAL REPORT

QUESTIONS & ANSWERS (Unaudited) continued	October 31, 2015

How did the Fund perform in this environment?

All Fund returns cited—whether based on net asset value (NAV) or market price—assume the reinvestment of all distributions. For the 12-month period ended October 31, 2015, the Fund generated a total return based on market price of 1.97% and a return of 0.13% based on NAV. As of October 31, 2015, the Fund’s market price of $8.85 represented a discount of 12.03% to NAV of $10.06. As of October 31, 2014, the Fund’s market price of $9.51 represented a discount of 12.51% to NAV of $10.87.

Past performance is not a guarantee of future results. All NAV returns include the deduction of management fees, operating expenses and all other Fund expenses. The market price of the Fund’s shares fluctuates from time to time, and it may be higher or lower than the Fund’s NAV.

How has the Fund’s leverage strategy affected performance?

As part of its investment strategy, the Fund utilizes leverage to finance the purchase of additional securities that provide increased income and potentially greater appreciation potential to common shareholders than could be achieved from a portfolio that is not leveraged.

The Fund’s leverage outstanding as of October 31, 2015 consisted of $50 million in borrowings, and was approximately 27% of the Fund’s total managed assets.

There is no guarantee that the Fund’s leverage strategy will be successful, and the Fund’s use of leverage may cause the Fund’s NAV and market price of common shares to be more volatile.

The NAV return for the Fund was moderately below the cost of leverage for the fiscal year. Although Advent looks at funds deployed from borrowings differently than funds which use the shareholder equity base, on this simple metric, the Fund’s leverage was not beneficial to shareholders for the fiscal year. That said, Advent continues to seek attractive and relatively lower-risk opportunities to invest borrowings that have very low cost compared to history and plans to continue taking advantage of the yield curve and interest rate environment for the benefit of shareholders.

What was the impact of the Fund’s covered call strategy?

The Fund’s option strategy seeks to generate premiums by writing call options on individual equity or convertible bond positions. Levels of option premiums vary with volatility pricing in the marketplace. For most of the fiscal year, the CBOE SPX Volatility Index (VIX) remained at low levels, consistent with behavior in a typical bull market, and the Fund limited its option writing, seeing relatively little reward for the possibility of capping equity upside. Volatility increased sharply with the summer equity-market selloff as economic fears reached U.S. shores. The Fund increased its equity allocations to take advantage of lower prices in the summer and, as the VIX and options premiums rose, the Fund began writing more call options to obtain higher levels of option premiums. The VIX, after staying below 15 for most of the fiscal year, remained above 15 for the last quarter of the year before settling at 15.1 ending October 2015.

How did related market measures perform in this environment?

For the 12-month period ended October 31, 2015, the return of the Bank of America Merrill Lynch Global 300 Convertible Index was 5.93% (local currency).

LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND ANNUAL REPORT l 7

QUESTIONS & ANSWERS (Unaudited) continued	October 31, 2015

The return of the Bank of America Merrill Lynch High Yield Master II Index was -2.05%.

The CBOE S&P 500 2% OTM BuyWrite Index (BXY) returned 3.42%.

These indices are intended as measures of broad market returns. The Fund’s mandate differs materially from each of the individual indices. The Fund also maintains leverage and incurs transaction costs, advisory fees, and other expenses, while these indices do not.

Please discuss the Fund’s distributions.

The Fund paid quarterly distributions of $0.210 in November 2014, February 2015, May 2015, and August 2015. The most recent dividend represents an annualized distribution rate of 9.49% based on the Fund’s market price on October 31, 2015. There is no guarantee of any future distributions or that the current returns and distribution rate will be maintained. For the 12 months ended October 31, 2015, 48% of the Fund's distributions consisted of investment company taxable income or net capital gain and 52% consisted of return of capital. While the Fund generally seeks to pay dividends that will consist primarily of investment company taxable income and net capital gain, because of the nature of the Fund's investments and changes in market conditions from time to time, or in order to maintain a more stable distribution level over time, the distributions paid by the Fund for any particular period may be more or less than the amount of net investment income from that period. If the Fund's total distributions in any year exceed the amount of its investment company taxable income and net capital gain for the year, any such excess would generally be characterized as a return of capital for U.S. federal income tax purposes. A return of capital distribution is in effect a partial return of the amount a shareholder invested in the Fund. A return of capital does not necessarily reflect the Fund's investment performance and should not be confused with "yield" or "income." A return of capital distribution decreases the Fund's total assets and, therefore, could have the effect of increasing the Fund's expense ratio. Please see Note 2(m) on page 43 for more information on distributions for the period.

How were the Fund’s total investments allocated among asset classes during the 12 months ended October 31, 2015, and what did this mean for performance?

On October 31, 2015, the Fund’s total investments were invested 66.6% in convertible bonds, convertible preferred securities, and mandatory convertibles; 19.0% in corporate bonds; 14.0% in equities and 0.4% in senior floating rate interests.

On October 31, 2014, the Fund’s total investments were invested 70.9% in convertible bonds, convertible preferred securities, and mandatory convertibles; 20.3% in corporate bonds; 8.4% in equities; 0.4% in senior floating rate interests and less than 0.1% in cash and cash equivalents.

Convertible allocations fell in favor of a higher equity allocation, as the global market correction in the summer of 2015 presented new opportunities to invest in equities at discounted prices. Dividend-heavy equities had also corrected, as fear of the U.S. Federal Reserve (the Fed) raising interest rates hurt this segment more so than other equities. This also led the Fund into more of this segment, which is a core investment focus, given the more attractive prices.

International investments were 34% of the total compared with 30% at October 31, 2014. During the year, central banks abroad were more supportive of asset prices than the Fed, which led the Fund to increase its allocations to Europe and Asia. As European prices especially fell in the early summer during

8 l LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND ANNUAL REPORT

QUESTIONS & ANSWERS (Unaudited) continued	October 31, 2015

the Greek funding crisis, and some companies were affected by exports to the weakening Chinese economy, the Fund took the opportunity to add to European cyclical equities.

Which investment decisions had the greatest effect on the Fund’s performance?

Among the large winners for the Fund over the period were holdings related to Ctrip.com International Ltd., SanDisk Corp., and Omnicare, Inc.

Convertibles in Chinese travel provider Ctrip.com International Ltd. (0.9% of long-term investments at period end) enjoyed the stock’s steady rise through the year, as the company continued to grow very quickly in penetrating Chinese society’s rapid growth spend in leisure and business travel. Ctrip obtained an equity infusion from U.S. peer Priceline Group and invested in competitors eLong and Qunar during the year, both of which reduced perceptions of competition and helped the earnings multiple.

Convertibles in memory semiconductor manufacturer SanDisk Corp. (0.4% of long-term investments at period end) advanced sharply in the summer after the company agreed to be acquired by disk-drive maker Western Digital. The Fund invested in Sandisk more aggressively after the company had some execution-related issues that hurt earnings in the spring, and benefited from the strategic move by Western Digital to acquire Sandisk’s assets.

Geriatric services provider and convertible issuer Omnicare, Inc. (not held at period end) jumped after the company agreed to be acquired by health care conglomerate CVS Health Corp. to expand into Omnicare’s assisted-living channels.

Among the leading detractors for the Fund over the last year were holdings of Bayerische Motoren Weke AG (BMW), Northstar Realty Finance Corp., and SunEdison, Inc.

Stock in car maker BMW (not held at period end) declined after the company suffered weakening consumer demand in China, although some gains were recovered by a market rally late in the period and into the new fiscal year.

Stock in commercial real estate company Northstar Realty Finance Corp. (0.7% of long-term investments at period end) fell after the company completed the spinoff of its European subsidiary and the remaining company failed to be included in a real estate investment trust (REIT) equity index, which led to impatience among some of the shareholder base. With the stock trading with a very high free cash flow generation yield, Advent has retained the position, although the stub European equity holding was sold.

Convertibles in renewable-energy-projects company SunEdison, Inc. (not held at period end) declined after investors became concerned the company was overreaching with acquisitions and project signings in a period where financing and cost of capital were becoming more difficult. Slowing of growth and margin in backlogged projects also contributed to the decline.

Do you have any other comments about the markets and the Fund?

At the close of the Fund’s fiscal year, debate was centered around monetary policy moves, with possible further easing in Europe and Japan and a possible first tightening in almost a decade by the U.S. Federal Reserve. Convertible bonds (and high-yield bonds, at times) have often performed very well in times of domestic rising interest rate environments due to the connection with a strong U.S. economy

LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND ANNUAL REPORT l 9

QUESTIONS & ANSWERS (Unaudited) continued	October 31, 2015

and growth of corporate profits. The slope of the Federal Reserve’s normalization policy as 2016 progresses and the resumption of corporate profit growth are key to realizing this scenario, and corporate credit spreads, which widened during the fiscal year just closed, have an upside return scenario from the same variables.

Reaction of the European and Japanese economies to past and future monetary policy support are also key to the respective equity markets and corporate credit spreads in those geographies. Risk of depreciating currencies against the dollar has the opportunity to be mollified by the Fund’s currency hedging policies. Higher volatility from greater uncertainty in both the U.S. monetary policy and foreign economic growth debates can be beneficial to Fund investors through the volatility pricing mechanism in convertible bonds and the opportunity to realize option income through the Fund’s equity holdings and investment policies regarding covered calls.

Index Definitions

Indices are unmanaged, do not use leverage, and do not experience fees, expenses or transaction costs and it is not possible to invest directly in an index.

Bank of America Merrill Lynch Global 300 Convertible Index measures the performance of convertible securities of issuers throughout the world.

Bank of America Merrill Lynch High Yield Master II Index is a commonly used benchmark index for high yield corporate bonds. It is a measure of the broad high yield market.

The CBOE S&P 500 2% OTM BuyWrite Index (BXY) uses the same methodology as the widely accepted CBOE S&P 500 BuyWrite Index (BXM), but the BXY Index is calculated using out-of-the-money S&P 500 Index (SPX) call options, rather than at-the-money SPX call options. The BXY strategy diversifies the buy-write opportunities currently provided by the BXM. The BXY Index yields lower monthly premiums in return for a greater participation in the upside moves of the S&P 500. S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

VIX is the ticker symbol for the Chicago Board Options Exchange Volatility Index, a popular measure of the implied volatility of S&P 500 index options. It is a weighted blend of prices for a range of options on the S&P 500 index.

LCM Risks and Other Considerations

The views expressed in this report reflect those of the Investment Manager only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also contain forward-looking statements that involve risk and uncertainty, and there is no guarantee they will come to pass. There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value. Past performance does not guarantee future results. The Fund is subject to investment risk, including the possible loss of the entire amount that you invest.

Please see guggenheiminvestments.com/lcm for a detailed discussion of the Fund’s risks and considerations.

10 l LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND ANNUAL REPORT

FUND SUMMARY (Unaudited)	October 31, 2015

Fund Statistics
Share Price	$8.85
Net Asset Value	$10.06
Discount to NAV	-12.03%
Net Assets ($000)	$136,783

AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIOD ENDED OCTOBER 31, 2015
					Since
	One	Three	Five	Ten	Inception
	Year	Year	Year	Year	(1/31/05)
Advent/Claymore Enhanced
Growth & Income Fund
NAV	0.13%	6.00%	4.39%	2.52%	29.67%
Market	1.97%	6.63%	3.95%	3.21%	20.57%

Portfolio Breakdown	% of Net Assets
Investments:
Convertible Bonds	75.8%
Corporate Bonds	25.3%
Common Stocks	18.7%
Convertible Preferred Stocks	13.0%
Senior Floating Rate Interests	0.6%
Total Investments	133.4%
Call Options Written	-0.1%
Other Assets & Liabilities, net	-33.3%
Net Assets	100.0%

Past performance does not guarantee future results and does not reflect the deductions of taxes that a shareholder would pay on fund distributions. All NAV returns include the deduction of management fees, operating expenses and all other Fund expenses. All portfolio data is subject to change daily. For more current information, please visit guggenheiminvestments.com/lcm. The above summaries are provided for informational purposes only and should not be viewed as recommendations.

LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND ANNUAL REPORT l 11

FUND SUMMARY (Unaudited) continued	October 31, 2015

All or a portion of the above distributions may be characterized as a return of capital. For the year ended October 31, 2015, 52% of the distributions were characterized as return of capital.

12 l LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND ANNUAL REPORT

FUND SUMMARY (Unaudited) continued	October 31, 2015

Country Breakdown	% of Long-Term Investments
United States	60.7%
Japan	6.5%
Germany	4.8%
Netherlands	3.9%
France	3.5%
Cayman Islands	2.9%
Canada	2.8%
Ireland	2.2%
Austria	2.2%
Italy	1.3%
Jersey	1.2%
Bermuda	1.1%
Luxembourg	1.0%
United Kingdom	0.9%
Spain	0.9%
United Arab Emirates	0.8%
Switzerland	0.7%
Hungary	0.6%
India	0.5%
Belgium	0.4%
Marshall Island	0.4%
Mexico	0.3%
Liberia	0.2%
Australia	0.2%
Subject to change daily.

LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND ANNUAL REPORT l 13

PORTFOLIO OF INVESTMENTS	October 31, 2015

	Shares	Value
COMMON STOCKS† – 18.7%
Consumer, Cyclical – 5.0%
Bayerische Motoren Werke AG	18,849	$1,943,900
General Motors Co.2,4	37,200	1,298,652
MGM Resorts International2	41,100	953,109
Nordstrom, Inc.1,4	14,300	932,503
Royal Caribbean Cruises Ltd.2,4	6,600	649,110
Faurecia	13,907	553,506
Daimler AG — Class D	4,960	432,682
Total Consumer, Cyclical		6,763,462
Consumer, Non-cyclical – 4.4%
Cigna Corp.1,4	7,848	1,051,946
Gilead Sciences, Inc.2,4	9,500	1,027,235
GlaxoSmithKline plc ADR1,4	21,600	930,096
Valeant Pharmaceuticals International, Inc.	8,000	750,160
Biogen, Inc.*,1,4	2,400	697,224
Mylan N.V.*	13,300	586,397
Cempra, Inc.1	24,000	532,800
Endo International plc	6,300	377,937
Total Consumer, Non-cyclical		5,953,795
Financial – 3.7%
NorthStar Realty Finance Corp. REIT1,4	111,425	1,338,215
Blackstone Group, LP	27,500	909,150
Citigroup, Inc.2,4	15,700	834,769
Hospitality Properties Trust REIT1,4	30,300	813,252
Intesa Sanpaolo SpA	200,000	699,906
ING Groep N.V.	35,243	515,254
Total Financial		5,110,546
Industrial – 2.9%
General Dynamics Corp.2,4	8,500	1,262,930
Koninklijke Philips N.V.	33,982	923,065
Deutsche Post AG	30,000	897,086
General Electric Co.1,4	30,000	867,600
Total Industrial		3,950,681
Technology – 1.7%
Xilinx, Inc.1,4	17,443	830,636
Apple, Inc.2,4	6,500	776,750
QUALCOMM, Inc.1,4	12,650	751,663
Total Technology		2,359,049

See notes to financial statements.

14 l LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	October 31, 2015

	Shares	Value
COMMON STOCKS† – 18.7% (continued)
Energy – 0.5%
Occidental Petroleum Corp.1,4	10,000	$745,400
Basic Materials – 0.5%
BASF SE	8,854	728,946
Total Common Stocks
(Cost $26,145,952)		25,611,879
CONVERTIBLE PREFERRED STOCKS† – 13.0%
Consumer, Non-cyclical – 5.2%
Allergan plc
5.50% due 03/01/181	3,317	3,471,672
Anthem, Inc.
2.75% due 10/15/421	42,653	1,985,071
Tyson Foods, Inc.
4.75% due 07/15/171	32,400	1,696,140
Total Consumer, Non-cyclical		7,152,883
Communications – 3.4%
Frontier Communications Corp.
11.13% due 06/29/181	46,773	4,636,607
Financial – 2.6%
Wells Fargo & Co.
7.50%1,3	1,949	2,317,361
American Tower Corp.
5.25% due 05/15/17	7,100	755,440
AMG Capital Trust II
5.15% due 10/15/37	9,157	533,968
Total Financial		3,606,769
Utilities – 1.0%
NextEra Energy, Inc.
6.37% due 09/01/18	14,989	787,822
Dominion Resources, Inc.
6.38% due 07/01/171	10,729	532,480
Total Utilities		1,320,302
Basic Materials – 0.3%
Alcoa, Inc.
5.38% due 10/01/171,4	14,164	448,007
Industrial – 0.3%
Stanley Black & Decker, Inc.
6.25% due 11/17/161	3,500	420,210

See notes to financial statements.

LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND ANNUAL REPORT l 15

PORTFOLIO OF INVESTMENTS continued	October 31, 2015

	Shares	Value
CONVERTIBLE PREFERRED STOCKS† – 13.0% (continued)
Energy – 0.2%
Southwestern Energy Co.
6.25% due 01/15/18	8,500	$238,340
Total Convertible Preferred Stocks
(Cost $18,329,509)		17,823,118
	Face
	Amount~	Value
CONVERTIBLE BONDS†† – 75.8%
Financial – 19.3%
Element Financial Corp.
4.25% due 06/30/205	2,205,000 CAD	$1,769,596
5.13% due 06/30/195	1,545,000 CAD	1,375,721
Azimut Holding SpA
2.13% due 11/25/20	1,300,000 EUR	1,750,179
Forest City Enterprises, Inc.
3.63% due 08/15/201,4	1,496,000	1,627,835
Conwert Immobilien Invest SE
4.50% due 09/06/18	1,100,000 EUR	1,549,271
Colony Capital, Inc.
3.88% due 01/15/211,4	1,573,000	1,520,894
Fidelity National Financial, Inc.
4.25% due 08/15/181,4	651,000	1,273,926
Portfolio Recovery Associates, Inc.
3.00% due 08/01/201,4	1,132,000	1,223,975
Starwood Property Trust, Inc.
4.00% due 01/15/191,4	1,141,000	1,173,091
Air Lease Corp.
3.88% due 12/01/181,4	846,000	1,152,675
Deutsche Wohnen AG
0.88% due 09/08/21	700,000 EUR	1,111,168
Magyar Nemzeti Vagyonkezelo Zrt
3.38% due 04/02/19	900,000 EUR	1,075,808
Haniel Finance Deutschland GmbH
0.00% due 05/12/201,6	900,000 EUR	1,037,681
AYC Finance Ltd.
0.50% due 05/02/19	870,000	957,000
Criteria CaixaHolding S.A.
1.00% due 11/25/17	800,000 EUR	924,592

See notes to financial statements.

16 l LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	October 31, 2015

	Face
	Amount~	Value
CONVERTIBLE BONDS†† – 75.8% (continued)
Financial – 19.3% (continued)
Hansteen Jersey Securities Ltd.
4.00% due 07/15/18	500,000 EUR	$889,851
BNP Paribas S.A.
0.25% due 09/27/16	700,000 EUR	805,886
Aabar Investments PJSC
1.00% due 03/27/22	700,000 EUR	805,577
Swiss Life Holding AG
0.00% due 12/02/206	645,000 CHF	783,782
Radian Group, Inc.
2.25% due 03/01/191,4	522,000	725,254
Unite Jersey Issuer Ltd.
2.50% due 10/10/18	300,000 GBP	635,722
British Land Co. plc
1.50% due 09/10/17	300,000 GBP	587,814
IMMOFINANZ AG
4.25% due 03/08/18	110,000 EUR	574,749
Haitong International Securities Group, Ltd.
1.25% due 11/04/19	4,000,000 HKD	534,341
LEG Immobilien AG
0.50% due 07/01/21	300,000 EUR	475,138
Total Financial		26,341,526
Consumer, Cyclical – 13.3%
Sony Corp.
0.00% due 09/30/226	277,000,000 JPY	2,471,595
Jarden Corp.
1.13% due 03/15/341,4	1,675,000	1,855,063
Fiat Chrysler Automobiles N.V.
7.88% due 12/15/16	12,500	1,621,874
Steinhoff Finance Holdings GmbH
4.00% due 01/30/21	600,000 EUR	1,000,813
1.25% due 08/11/22	500,000 EUR	595,821
Iconix Brand Group, Inc.
2.50% due 06/01/16	995,000	953,335
1.50% due 03/15/181	585,000	496,884
Faurecia
3.25% due 01/01/18	2,882,000 EUR	1,171,247
Iida Group Holdings Co. Ltd
0.00% due 06/18/206	120,000,000 JPY	1,128,651
Sonae Investments B.V.
1.63% due 06/11/19	1,000,000 EUR	1,102,993
Resorttrust, Inc.
0.00% due 12/01/216	110,000,000 JPY	1,071,514
Standard Pacific Corp.
1.25% due 08/01/321,4	851,000	971,204

See notes to financial statements.

LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND ANNUAL REPORT l 17

PORTFOLIO OF INVESTMENTS continued	October 31, 2015

	Face
	Amount~	Value
CONVERTIBLE BONDS†† – 75.8% (continued)
Consumer, Cyclical – 13.3% (continued)
Shenzhou International Group Holdings Ltd.
0.50% due 06/18/19	6,000,000 HKD	$917,408
Toray Industries, Inc.
0.00% due 08/30/196	80,000,000 JPY	845,245
International Consolidated Airlines Group S.A.
1.75% due 05/31/18	300,000 EUR	637,571
HIS Co. Ltd.
0.00% due 08/30/196	60,000,000 JPY	568,676
NHK Spring Co. Ltd.
0.00% due 09/20/196	450,000	486,113
LGI Homes, Inc.
4.25% due 11/15/195	219,000	312,212
Total Consumer, Cyclical		18,208,219
Technology – 11.4%
Microchip Technology, Inc.
1.63% due 02/15/255	1,516,000	1,579,483
Synchronoss Technologies, Inc.
0.75% due 08/15/19	1,272,000	1,303,005
Lam Research Corp.
0.50% due 05/15/161,4	972,000	1,233,225
Proofpoint, Inc.
0.75% due 06/15/205	1,017,000	1,145,396
Verint Systems, Inc.
1.50% due 06/01/211,4	1,080,000	1,095,525
Cornerstone OnDemand, Inc.
1.50% due 07/01/181,4	1,039,000	1,027,311
ServiceNow, Inc.
0.00% due 11/01/186	798,000	997,001
Red Hat, Inc.
0.25% due 10/01/191,4	733,000	939,156
Intel Corp.
3.48% due 12/15/351,4	704,000	896,720
Ingenico Group
0.00% due 06/26/226	431,200 EUR	876,391
NVIDIA Corp.
1.00% due 12/01/181	582,000	853,721
Citrix Systems, Inc.
0.50% due 04/15/19	633,000	723,203
SanDisk Corp.
1.50% due 08/15/171	416,000	665,600
Micron Technology, Inc.
3.00% due 11/15/431,4	674,000	613,340
Akamai Technologies, Inc.
0.00% due 02/15/196	595,000	603,556

See notes to financial statements.

18 l LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	October 31, 2015

	Face
	Amount~	Value
CONVERTIBLE BONDS†† – 75.8% (continued)
Technology – 11.4% (continued)
BroadSoft, Inc.
1.00% due 09/01/225	518,000	$529,979
ON Semiconductor Corp.
1.00% due 12/01/201,5	500,000	493,750
Total Technology		15,576,362
Consumer, Non-cyclical – 10.3%
Molina Healthcare, Inc.
1.63% due 08/15/44	1,055,000	1,297,650
HealthSouth Corp.
2.00% due 12/01/431	1,071,000	1,172,076
Brookdale Senior Living, Inc.
2.75% due 06/15/181,4	1,029,000	1,075,305
Isis Pharmaceuticals, Inc.
1.00% due 11/15/215	1,053,000	1,053,657
BioMarin Pharmaceutical, Inc.
1.50% due 10/15/201,4	712,000	1,036,850
Qiagen N.V.
0.88% due 03/19/21	800,000	897,320
Ablynx N.V.
3.25% due 05/27/20	600,000 EUR	774,470
Wright Medical Group, Inc.
2.00% due 02/15/205	732,000	695,400
Euronet Worldwide, Inc.
1.50% due 10/01/441,5	537,000	687,696
DP World Ltd.
1.75% due 06/19/24	600,000	657,000
Gilead Sciences, Inc.
1.63% due 05/01/161,4	135,000	644,879
NuVasive, Inc.
2.75% due 07/01/17	502,000	632,834
Jazz Investments I Ltd.
1.88% due 08/15/211,4	550,000	586,094
Horizon Pharma Investment Ltd.
2.50% due 03/15/225	593,000	512,204
Hologic, Inc.
0.00% due 12/15/431,4,7,8	400,000	508,750
Illumina, Inc.
0.50% due 06/15/211,4	472,000	508,285
J Sainsbury plc
1.25% due 11/21/19	300,000 GBP	497,374
Macquarie Infrastructure Company LLC
2.88% due 07/15/191	400,000	466,750

See notes to financial statements.

LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND ANNUAL REPORT l 19

PORTFOLIO OF INVESTMENTS continued	October 31, 2015

	Face
	Amount~	Value
CONVERTIBLE BONDS†† – 75.8% (continued)
Consumer, Non-cyclical – 10.3% (continued)
Array BioPharma, Inc.
3.00% due 06/01/201	409,000	$424,593
Total Consumer, Non-cyclical		14,129,187
Communications – 10.0%
Priceline Group, Inc.
0.35% due 06/15/201,4	1,469,000	1,909,699
Telecom Italia Finance S.A.
6.13% due 11/15/16	1,000,000 EUR	1,754,736
Alcatel Lucent
0.00% due 01/30/191,6	326,000 EUR	1,705,509
Ctrip.com International Ltd.
1.25% due 10/15/181	1,234,000	1,638,906
Liberty Media Corp.
1.38% due 10/15/231,4	1,060,000	1,089,813
FireEye, Inc.
1.00% due 06/01/351,4,5	1,249,000	1,086,630
Twitter, Inc.
1.00% due 09/15/211	1,210,000	1,070,094
Yahoo!, Inc.
0.00% due 12/01/181,4,6	1,018,000	1,021,181
American Movil BV
5.50% due 09/17/18	700,000 EUR	770,317
Ciena Corp.
4.00% due 12/15/201	484,000	691,213
Alcatel-Lucent
4.25% due 07/01/18	120,000 EUR	614,937
Qihoo 360 Technology Company Ltd.
1.75% due 08/15/211	350,000	315,875
Total Communications		13,668,910
Industrial – 8.2%
Deutsche Post A.G.
0.60% due 12/06/19	1,000,000 EUR	1,488,018
Ebara Corp.
0.00% due 03/19/186	110,000,000 JPY	1,082,453
OSG Corp.
0.00% due 04/04/226	80,000,000 JPY	960,431
MISUMI Group, Inc.
0.00% due 10/22/186	800,000	956,000
Larsen & Toubro Ltd.
0.68% due 10/22/19	944,000	939,044
Japan Airport Terminal Co. Ltd
0.00% due 03/04/226	90,000,000 JPY	870,727

See notes to financial statements.

20 l LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	October 31, 2015

	Face
	Amount~	Value
CONVERTIBLE BONDS†† – 75.8% (continued)
Industrial – 8.2% (continued)
Zhen Ding Technology Holding Ltd.
0.00% due 06/26/196	800,000	$853,000
Siemens Financieringsmaatschappij N.V.
1.65% due 08/16/19	750,000	835,643
Daifuku Co., Ltd.
0.00% due 10/02/176	75,000,000 JPY	804,071
Implenia AG
0.50% due 06/30/22	585,000 CHF	581,439
Cemex SAB de CV
3.72% due 03/15/20	611,000	547,609
Kawasaki Kisen Kaisha Ltd.
0.00% due 09/26/186	60,000,000 JPY	537,601
Vishay Intertechnology, Inc.
2.25% due 11/15/401,4	504,000	441,630
BW Group Ltd.
1.75% due 09/10/19	400,000	344,000
Total Industrial		11,241,666
Utilities – 1.5%
CenterPoint Energy, Inc.
4.18% due 09/15/291,7	23,578	1,483,999
ENN Energy Holdings Ltd.
0.00% due 02/26/186	500,000	570,625
Total Utilities		2,054,624
Energy – 1.2%
Whiting Petroleum Corp.
1.25% due 04/01/201,4,5	1,107,000	980,387
RAG-Stiftung
0.00% due 02/18/216	500,000 EUR	651,467
Total Energy		1,631,854
Diversified – 0.4%
Misarte
3.25% due 01/01/16	270,000 EUR	513,357
Basic Materials – 0.2%
B2Gold Corp.
3.25% due 10/01/18	300,000	251,813
Total Convertible Bonds
(Cost $103,294,411)		103,617,518

See notes to financial statements.

LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND ANNUAL REPORT l 21

PORTFOLIO OF INVESTMENTS continued	October 31, 2015

	Face
	Amount~	Value
CORPORATE BONDS†† – 25.3%
Consumer, Non-cyclical – 5.4%
Tenet Healthcare Corp.
6.00% due 10/01/201,4	2,000,000	$2,169,999
4.50% due 04/01/211	360,000	361,800
HCA, Inc.
5.00% due 03/15/241	830,000	856,975
Valeant Pharmaceuticals International, Inc.
6.13% due 04/15/251,5	815,000	689,694
Land O'Lakes Capital Trust I
7.45% due 03/15/285	500,000	532,500
HealthSouth Corp.
5.75% due 09/15/251,5	525,000	525,328
Sotheby's
5.25% due 10/01/221,5	500,000	487,500
United Rentals North America, Inc.
5.75% due 11/15/24	360,000	367,200
Concordia Healthcare Corp.
9.50% due 10/21/225	350,000	344,750
Cenveo Corp.
8.50% due 09/15/225	400,000	296,000
Prospect Medical Holdings, Inc.
8.38% due 05/01/191,5	250,000	264,688
Ahern Rentals, Inc.
7.38% due 05/15/235	259,000	242,165
Endo Limited / Endo Finance LLC / Endo Finco, Inc.
6.00% due 02/01/255	200,000	199,500
Land O' Lakes, Inc.
6.00% due 11/15/225	26,000	28,015
Total Consumer, Non-cyclical		7,366,114
Energy – 4.4%
PBF Holding Company LLC / PBF Finance Corp.
8.25% due 02/15/201,4	1,360,000	1,434,799
Tesoro Corp.
5.13% due 04/01/241	500,000	507,500
Genesis Energy Limited Partnership / Genesis Energy Finance Corp.
6.00% due 05/15/23	400,000	366,000
Western Refining, Inc.
6.25% due 04/01/21	340,000	340,000
Continental Resources, Inc.
5.00% due 09/15/22	375,000	337,500
CONSOL Energy, Inc.
8.00% due 04/01/235	475,000	333,688
Noble Energy, Inc.
5.88% due 06/01/24	325,000	326,891

See notes to financial statements.

22 l LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	October 31, 2015

	Face
	Amount~	Value
CORPORATE BONDS†† – 25.3% (continued)
Energy – 4.4% (continued)
SESI LLC
6.38% due 05/01/19	325,000	$ 322,563
Regency Energy Partners LP / Regency Energy Finance Corp.
5.88% due 03/01/221	300,000	308,481
Southwestern Energy Co.
4.95% due 01/23/25	350,000	305,887
Marathon Oil Corp.
3.85% due 06/01/25	325,000	292,754
Calumet Specialty Products Partners Limited Partnership / Calumet Finance Corp.
6.50% due 04/15/21	300,000	280,500
Western Refining Logistics Limited Partnership / WNRL Finance Corp.
7.50% due 02/15/23	264,000	270,600
Murphy Oil Corp.
3.70% due 12/01/22	327,000	267,954
Cimarex Energy Co.
4.38% due 06/01/24	240,000	239,151
Hess Corp.
3.50% due 07/15/24	120,000	112,035
Total Energy		6,046,303
Financial – 3.4%
Synovus Financial Corp.
7.88% due 02/15/191	669,000	753,460
5.13% due 06/15/171	312,000	326,430
Alliance Data Systems Corp.
6.38% due 04/01/201,5	750,000	777,188
Corrections Corporation of America
4.63% due 05/01/231	405,000	399,938
5.00% due 10/15/22	120,000	122,100
Equinix, Inc.
5.75% due 01/01/251	475,000	497,563
E*TRADE Financial Corp.
4.63% due 09/15/231	470,000	486,450
Credit Acceptance Corp.
7.38% due 03/15/235	360,000	373,500
Ally Financial, Inc.
5.13% due 09/30/241,4	300,000	317,235
Nationstar Mortgage LLC / Nationstar Capital Corp.
9.63% due 05/01/19	300,000	309,750
DuPont Fabros Technology, LP
5.63% due 06/15/23	240,000	247,200
Total Financial		4,610,814

See notes to financial statements.

LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND ANNUAL REPORT l 23

PORTFOLIO OF INVESTMENTS continued	October 31, 2015

	Face
	Amount~	Value
CORPORATE BONDS†† – 25.3% (continued)
Industrial – 3.3%
Masco Corp.
4.45% due 04/01/251	500,000	$502,500
MasTec, Inc.
4.88% due 03/15/231	523,000	440,628
TransDigm, Inc.
6.50% due 07/15/24	425,000	434,563
Energizer Holdings, Inc.
5.50% due 06/15/251,5	420,000	429,450
Eletson Holdings
9.63% due 01/15/225	400,000	368,999
Boise Cascade Co.
6.38% due 11/01/20	345,000	358,800
Cleaver-Brooks, Inc.
8.75% due 12/15/191,5	350,000	338,660
Navios Maritime Holdings Inc. / Navios Maritime Finance II US, Inc.
7.38% due 01/15/221,5	300,000	237,000
8.13% due 02/15/19	125,000	91,875
Navios Maritime Acquisition Corp. / Navios Acquisition Finance US, Inc.
8.13% due 11/15/211,5	340,000	326,825
Ball Corp.
5.25% due 07/01/25	300,000	306,000
Waterjet Holdings, Inc.
7.63% due 02/01/205	300,000	303,750
KLX, Inc.
5.88% due 12/01/221,5	250,000	256,406
Reynolds Group Issuer Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer
7.13% due 04/15/19	145,000	147,900
Total Industrial		4,543,356
Communications – 2.8%
Frontier Communications Corp.
11.00% due 09/15/251,4,5	600,000	630,371
CenturyLink, Inc.
6.75% due 12/01/231	600,000	597,690
Sprint Communications, Inc.
7.00% due 03/01/201,5	535,000	563,088
Neptune Finco Corp.
10.88% due 10/15/251,5	440,000	470,800
West Corp.
5.38% due 07/15/221,5	450,000	430,312
EarthLink Holdings Corp.
7.38% due 06/01/201	393,000	407,738
Radio One, Inc.
7.38% due 04/15/221,5	350,000	326,813

See notes to financial statements.

24 l LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	October 31, 2015

	Face
	Amount~	Value
CORPORATE BONDS†† – 25.3% (continued)
Communications – 2.8% (continued)
Telesat Canada / Telesat LLC
6.00% due 05/15/175	200,000	$203,500
GCI, Inc.
6.88% due 04/15/25	132,000	136,620
Total Communications		3,766,932
Consumer, Cyclical – 2.7%
Dana Holding Corp.
5.50% due 12/15/241	535,000	536,338
CVS Health Corp.
5.00% due 12/01/241,5	360,000	400,591
Fiat Chrysler Automobiles N.V.
5.25% due 04/15/231	400,000	400,000
Global Partners Limited Partnership / GLP Finance Corp.
6.25% due 07/15/22	300,000	277,500
7.00% due 06/15/23	101,000	95,445
Scientific Games International, Inc.
10.00% due 12/01/22	400,000	356,000
Brookfield Residential Properties, Inc.
6.38% due 05/15/255	300,000	289,500
Regal Entertainment Group
5.75% due 02/01/25	265,000	261,356
First Cash Financial Services, Inc.
6.75% due 04/01/21	252,000	252,630
MGM Resorts International
6.00% due 03/15/231,4	240,000	244,200
7.75% due 03/15/22	6,000	6,683
Speedway Motorsports, Inc.
5.13% due 02/01/23	240,000	242,400
Travelex Financing plc
8.00% due 08/01/185	150,000 GBP	242,089
VistaJet Malta Finance plc / VistaJet Company Finance LLC
7.75% due 06/01/205	120,000	104,400
Total Consumer, Cyclical		3,709,132
Basic Materials – 2.6%
Commercial Metals Co.
4.88% due 05/15/231	510,000	453,900
Blue Cube Spinco, Inc.
10.00% due 10/15/255	350,000	381,500
Celanese US Holdings LLC
4.63% due 11/15/22	350,000	353,063
TPC Group, Inc.
8.75% due 12/15/205	350,000	287,910

See notes to financial statements.

LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND ANNUAL REPORT l 25

PORTFOLIO OF INVESTMENTS continued	October 31, 2015

	Face
	Amount~	Value
CORPORATE BONDS†† – 25.3% (continued)
Basic Materials – 2.6% (continued)
St. Barbara Ltd.
8.88% due 04/15/185	300,000	$286,500
Sappi Papier Holding GmbH
6.63% due 04/15/211,5	250,000	252,500
Compass Minerals International, Inc.
4.88% due 07/15/245	250,000	244,375
First Quantum Minerals Ltd.
7.00% due 02/15/215	326,000	242,870
Appvion, Inc.
9.00% due 06/01/205	500,000	205,000
Novasep Holding SAS
8.00% due 12/15/165	210,000	202,650
Tronox Finance LLC
7.50% due 03/15/225	275,000	195,250
A Schulman, Inc.
6.88% due 06/01/231,5	160,000	159,600
Hexion, Inc.
8.88% due 02/01/18	180,000	138,600
Steel Dynamics, Inc.
5.25% due 04/15/23	116,000	113,390
FMG Resources August 2006 Pty Ltd.
9.75% due 03/01/225	60,000	59,850
Total Basic Materials		3,576,958
Technology – 0.5%
First Data Corp.
12.63% due 01/15/21	400,000	459,500
5.38% due 08/15/235	240,000	244,800
Total Technology		704,300
Diversified – 0.2%
Horizon Pharma Financing, Inc.
6.63% due 05/01/235	375,000	326,250
Total Corporate Bonds
(Cost $35,209,917)		34,650,159
SENIOR FLOATING RATE INTERESTS††,9 – 0.6%
Basic Materials – 0.4%
Vertellus Specialties, Inc.
10.50% due 10/31/19	297,000	264,330
Fortescue Resources August 2006 Pty Ltd.
4.25% due 06/30/19	339,440	288,439
Total Basic Materials		552,769

See notes to financial statements.

26 l LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	October 31, 2015

	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS††,9 – 0.6% (continued)
Consumer, Non-cyclical – 0.2%
Sprint Industrial Holdings LLC
11.25% due 11/14/19	350,000	$274,750
Total Senior Floating Rate Interests
(Cost $864,642)		827,519
Total Investments – 133.4%
(Cost $183,844,431)		$182,530,193
	Contracts
	(100 shares
	per contract)	Value
CALL OPTIONS WRITTEN†,* – (0.1)%
Call options on:
Gilead Sciences, Inc. Expiring November 2015 with strike price of $110.00	95	$(18,525)
Royal Caribbean Cruises Ltd. Expiring December 2015 with strike price of $100.00	66	(19,800)
Citigroup, Inc. Expiring November 2015 with strike price of $52.50	157	(23,236)
General Dynamics Corp. Expiring November 2015 with strike price of $145.00	50	(25,500)
Apple, Inc. Expiring November 2015 with strike price of $115.00	65	(34,775)
MGM Resorts International Expiring November 2015 with strike price of $22.00	323	(51,680)
General Motors Co. Expiring November 2015 with strike price of $34.00	372	(51,708)
Total Call Options Written
(Premiums received $144,486)		(225,224)
Other Assets & Liabilities, net – (33.3)%		(45,522,174)
Total Net Assets – 100.0%		$136,782,795

~	The face amount is denominated in U.S. Dollars, unless otherwise noted.
*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 2.
††	Value determined based on Level 2 inputs — See Note 2.
1	All or a portion of these securities have been physically segregated in connection with borrowings. As of October 31, 2015, the total value of the positions segregated was $74,333,812.
2	All or a portion of this security represents cover for outstanding written option. As of October 31,
2015, the total value of the positions segregated was $6,078,453.
3	Perpetual maturity.
4	A portion of the security has been rehypothecated in connection with the Fund’s revolving credit agreement. $44,681,046 in aggregate has been rehypothecated.
5	Security is a 144A or Section 4(a) (2) security. The total market value of 144A or Section 4(a)(2)
securities is $26,328,236 (cost $27,440,782), or 19.2% of total net assets. These securities have been determined to be liquid under guidelines established by the Board of Trustees.
6	Zero coupon rate security.

See notes to financial statements.

LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND ANNUAL REPORT l 27

PORTFOLIO OF INVESTMENTS continued	October 31, 2015

7	Security is a step up/step down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity.
8	Security becomes an accreting bond after December 15, 2017 with a 4.00% principal accretion rate, and then accretes at a 2.00% principal accretion rate until maturity.
9	Variable rate security. The rate indicated is the rate effective as of October 31, 2015.

ADR	American Depositary Receipt
A.G.	Stock Corporation
B.V.	Limited Liability Company
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound
GmbH	Limited Liability
HKD	Hong Kong Dollar
JPY	Japanese Yen
N.V.	Publicly Traded Company
PJSC	Private Joint Stock Company
plc	Public Limited Company
Pty	Proprietary
REIT	Real Estate Investment Trust
S.A.	Corporation
SAB de CV	Publicly Traded Company
SpA	Limited Share Company

See Sector Classification in Fund Information section.

See notes to financial statements.

28 l LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	October 31, 2015

The following table represents the Fund’s investments carried on the Statement of Assets and Liabilities by caption and by level within the fair value hierarchy as of October 31, 2015 (see Note 2):

		Level 2	Level 3
		Significant	Significant
	Level 1	Other Observable	Unobservable
Description	Quoted Prices	Inputs	Inputs	Total
Assets:
Convertible Bonds	$—	$103,617,518	$—	$103,617,518
Corporate Bonds	—	34,650,159	—	34,650,159
Common Stocks	25,611,879	—	—	25,611,879
Convertible Preferred Stocks	17,823,118	—	—	17,823,118
Senior Floating Rate Interests	—	827,519	—	827,519
Forward Foreign Currency
Exchange Contracts	—	827,556	—	827,556
Total	$43,434,997	$139,922,752	$—	$183,357,749
Liabilities:
Forward Foreign Currency
Exchange Contracts	$—	$105,368	$—	$105,368
Call Options Written	225,224	—	—	225,224
Credit Default Swaps	—	96,654	—	96,654
Total	$225,224	$202,022	$—	$427,246

If not referenced in the table, please refer to the Portfolio of Investments for the breakdown of investment type by industry category.

There were no transfers between valuation levels during the year ended October 31, 2015.

See notes to financial statements.

LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND ANNUAL REPORT l 29

STATEMENT OF ASSETS AND LIABILITIES	October 31, 2015

ASSETS:
Investments, at value (Cost $183,844,431)	$182,530,193
Cash and cash equivalents	5,010,214
Due from broker	1,803
Foreign currency, at value (Cost $8,248)	8,056
Unrealized appreciation on forward foreign currency exchange contracts	827,556
Receivables:
Investments sold	1,179,200
Interest	1,000,154
Dividends	61,295
Tax reclaims	11,723
Other assets	12,462
Total assets	190,642,656
LIABILITIES:
Borrowings	50,000,000
Options written, at value (premiums received $144,486)	225,224
Unrealized depreciation on forward foreign currency exchange contracts	105,368
Upfront premiums received on swap agreements	67,683
Unrealized depreciation on swap agreements	28,971
Interest due on borrowings	59,051
Payable for:
Investments purchased	2,976,003
Investment management fees	79,545
Investment advisory fees	76,426
Administration fees	4,213
Other fees	237,377
Total liabilities	53,859,861
NET ASSETS	$136,782,795
NET ASSETS CONSIST OF:
Common Stock, $0.001 par value per share, unlimited number of shares authorized,
13,603,025 shares issued and outstanding	$13,603
Additional paid-in capital	202,592,626
Distributions in excess of net investment income	(1,055,099)
Accumulated net realized loss on investments, written options, swap agreements
and foreign currency transactions	(64,055,220)
Net unrealized depreciation on investments, written options, swap agreements
and foreign currency translations	(713,115)
NET ASSETS	$136,782,795
Shares outstanding ($0.001 par value with unlimited amount authorized)	13,603,025
Net asset value, offering price and redemption price per share	$10.06

See notes to financial statements.

30 l LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND ANNUAL REPORT

STATEMENT OF OPERATIONS	October 31, 2015
For the Period Ended October 31, 2015

INVESTMENT INCOME:
Interest	$4,428,435
Dividends, net of foreign taxes withheld $2,318	1,471,324
Total investment income	5,899,759
EXPENSES:
Investment management fees	985,475
Investment advisory fees	946,829
Interest expense	623,735
Trustees’ fees and expenses*	161,748
Professional fees	153,081
Fund accounting fees	59,192
Administration fees	53,132
Printing fees	35,546
Insurance	34,243
NYSE listing fees	23,725
Transfer agent fees	19,310
Custodian fees	13,195
Other fees	846
Total expenses	3,110,057
Net investment income	2,789,702
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(6,201,752)
Foreign currency transactions	3,855,254
Written options	71,990
Swap agreements	(42,868)
Net realized loss	(2,317,376)
Net change in unrealized appreciation (depreciation) on:
Investments	408,946
Foreign currency translations	(405,509)
Written options	(58,695)
Swap agreements	(28,971)
Net change in unrealized appreciation (depreciation)	(84,229)
Net realized and unrealized loss	(2,401,605)
Net increase in net assets resulting from operations	$388,097

* Relates to Trustees not deemed "interested persons" within the meaning of Section 2(a)(19) of the 1940 Act.

See notes to financial statements.

LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND ANNUAL REPORT l 31

STATEMENTS OF CHANGES IN NET ASSETS	October 31, 2015

	Year Ended	Year Ended
	October 31, 2015	October 31, 2014
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$2,789,702	$2,893,637
Net realized gain (loss) on investments, written options,
swap agreements, unfunded commitments and foreign
currency transactions	(2,317,376)	7,638,378
Net change in unrealized appreciation (depreciation) on
investments, written options, swap agreements and foreign
currency translations	(84,229)	(7,671,316)
Net increase in net assets resulting from operations	388,097	2,860,699
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(5,540,415)	(11,368,513)
Return of capital	(5,886,126)	(58,028)
Total distributions	(11,426,541)	(11,426,541)
Net decrease in net assets	(11,038,444)	(8,565,842)
NET ASSETS:
Beginning of year	147,821,239	156,387,081
End of year	$136,782,795	$147,821,239
Distributions in excess of net investment income at end of year	$(1,055,099)	$(1,278,347)

See notes to financial statements.

32 l LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND ANNUAL REPORT

STATEMENT OF CASH FLOWS	October 31, 2015
For the Period Ended October 31, 2015

Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$388,097
Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to
Net Cash Provided by Operating and Investing Activities:
Net change in unrealized appreciation (depreciation) on investments	(408,946)
Net change in unrealized appreciation (depreciation) on written options	58,695
Net change in unrealized appreciation (depreciation) on swap agreements	28,971
Net change in unrealized appreciation (depreciation) on foreign currency translations	405,509
Net realized loss on investments	6,201,752
Net realized gain on written options	(71,990)
Purchase of long-term investments	(257,567,709)
Proceeds from sale of long-term investments	257,327,489
Net amortization/accretion of premium/discount	51,335
Premiums received on swap agreements	67,683
Increase in due from broker	(1,803)
Premiums received on written options	569,965
Cost of closing written options	(394,684)
Decrease in dividends receivable	104,250
Decrease in interest receivable	142,738
Decrease in investments sold receivable	2,682,810
Decrease in tax reclaims receivable	662
Decrease in other assets	4,568
Decrease in investments purchased payable	(6,558,016)
Increase in interest due on borrowings	54,965
Decrease in investment management fees payable	(4,467)
Decrease in investment advisory fees payable	(4,302)
Decrease in administration fees payable	(241)
Increase in trustees’ fees and expenses* payable	94
Increase in other fees	39,694
Net Cash Provided by Operating and Investing Activities	3,117,119
Cash Flows From Financing Activities:
Distributions to common shareholders	(11,426,541)
Net Cash Used in Financing Activities	(11,426,541)
Net decrease in cash	(8,309,422)
Cash and cash equivalents at Beginning of Period (including foreign currency)	13,327,692
Cash and cash equivalents at End of Period (including foreign currency)	$5,018,270
Supplemental Disclosure of Cash Flow Information:
Cash paid during the period for interest	$568,770

* Relates to Trustees not deemed "interested persons" within the meaning of Section 2(a)(19) of the 1940 Act.

See notes to financial statements.

LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND ANNUAL REPORT l 33

FINANCIAL HIGHLIGHTS	October 31, 2015

	Year Ended	Year Ended		Year Ended		Year Ended		Period Ended
	October 31,	October 31,		October 31,		October 31,		October 31,
	2015	2014		2013		2012		2011
Per Share Data:
Net asset value, beginning of period	$10.87	$11.50		$10.60		$10.63		$12.11
Income from investment operations:
Net investment income(a)	0.21	0.21		0.23		0.41		0.42
Net gain (loss) on investments (realized and unrealized)	(0.18)	—	*	1.51		0.45		(0.84)
Total from investment operations	0.03	0.21		1.74		0.86		(0.42)
Less distributions from:
Net investment income	(0.41)	(0.84)		(0.84)		(0.86)		(0.47)
Return of capital	(0.43)	—	*	—		(0.03)		(0.59)
Total distributions to shareholders	(0.84)	(0.84)		(0.84)		(0.89)		(1.06)
Net asset value, end of period	$10.06	$10.87		$11.50		$10.60		$10.63
Market value, end of period	$8.85	$9.51		$10.03		$9.46		$9.73
Total Return(b)
Net asset value	0.13%	1.58%		17.10%		8.59%		-4.18%
Market value	1.97%	2.90%		15.56%		6.78%		-6.27%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$136,783	$147,821		$156,387		$144,222		$144,533
Ratio to average net assets of:
Net investment income	1.95%	1.86%		2.05%		3.85%		3.54%
Total expenses(c)	2.17%	2.10	%(d)	2.18	%(d)	2.32	%(d)	2.11%
Portfolio turnover rate	138%	344%		321%		141%		121%
Senior Indebtedness
Total Borrowings outstanding (in thousands)	$50,000	$50,000		$50,000		$50,000		$50,000
Asset Coverage per $1,000 of indebtedness(e)	$3,736	$3,956		$4,128		$3,884		$3,891

See notes to financial statements.

34 l LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND ANNUAL REPORT

FINANCIAL HIGHLIGHTS continued	October 31, 2015

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (“NAV”) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund’s Dividend Reinvestment Plan for market value returns. Total return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)	Excluding interest expense, the operating expense ratio for the years ended October 31, would be:

2015	2014	2013	2012	2011
1.74%	1.71%	1.76%	1.82%	1.72%

(d)
The expense ratio does not reflect fees and expenses incurred by the Fund as a result of its investment in shares of business development companies. If these fees were included in the expense ratio, the increase to the expense ratio would be approximately 0.05%, 0.03% and 0.07% for the years ended October 31, 2014, 2013 and 2012, respectively.

(e)	Calculated by subtracting the Fund’s total liabilities (not including the borrowings) from the Fund’s total assets and dividing by the total borrowings.
*	Less than $0.01.

See notes to financial statements.

LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND ANNUAL REPORT l 35

NOTES TO FINANCIAL STATEMENTS (Unaudited)	October 31, 2015

Note 1 – Organization:

Advent/Claymore Enhanced Growth & Income Fund (the “Fund”) was organized as a Delaware statutory trust on January 30, 2004. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended.

The Fund’s primary investment objective is to seek current income and current gains from trading in securities, with a secondary objective of long-term capital appreciation. The Fund will pursue its investment objectives by investing its assets in dividend and interest paying equity securities, convertible securities and nonconvertible high-yield securities. Also, in pursuit of the Fund’s primary investment objective, the Fund intends to engage in an option strategy of writing (selling) covered call options.

Note 2 – Accounting Policies:

The Fund operates as an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services — Investment Companies.

The preparation of the financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of the significant accounting policies followed by the Fund.

(a) Valuation of Investments

Equity securities listed on an exchange are valued at the last reported sale price on the primary exchange on which they are traded. Equity securities traded on an exchange or on the over-the counter market and for which there are no transactions on a given day are valued at the mean of the closing bid and ask prices. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Equity securities not listed on a securities exchange or NASDAQ are valued at the mean of the closing bid and ask prices. Debt securities are valued by independent pricing services or dealers using the mean of the closing bid and ask prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. If sufficient market activity is limited or does not exist, the pricing providers or broker-dealers may utilize proprietary valuation models which consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, or other unique security features in order to estimate relevant cash flows, which are then discounted to calculate a security’s fair value. Exchange traded funds and listed closed-end funds are valued at the last sale price or official closing price on the exchange where the security is principally traded. Exchange-traded options are valued at the closing price, if traded that day. If not traded, they are valued at the mean of the bid and ask prices on the primary exchange on which they are traded. Futures contracts are valued using the settlement price established each day on the exchange on which they are traded. The value of OTC swap agreements entered into by the Fund is accounted for using the unrealized gain or loss on the agreements that is determined by marking the agreements to the last quoted value provided by an independent pricing service. Forward foreign currency exchange contracts are valued daily at current exchange rates. The Fund values money market funds at net asset value. Short-term securities with remaining maturities

36 l LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2015

of 60 days or less are valued at market price, or if a market price is not available, at amortized cost, provided such amount approximates market value.

For those securities where quotations or prices are not available, the valuations are determined in accordance with procedures established in good faith by management and approved by the Board of Trustees. A valuation committee consisting of representatives from investment management, fund administration, legal and compliance is responsible for the oversight of the valuation process of the Fund and convenes monthly, or more frequently as needed. The valuation committee reviews monthly Level 3 fair valued securities methodology, price overrides, broker quoted securities, price source changes, illiquid securities, unchanged priced securities, halted securities, price challenges, fair valued securities sold and back testing trade prices in relation to prior day closing prices. On a quarterly basis, the valuations and methodologies of all Level 3 fair valued securities are presented to the Fund’s Board of Trustees.

Valuations in accordance with these procedures are intended to reflect each security’s (or asset’s) fair value. Such fair value is the amount that the Fund might reasonably expect to receive for the security (or asset) upon its current sale. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one security to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security). There were no securities fair valued in accordance with such procedures established by the Board of Trustees as of October 31, 2015.

GAAP requires disclosure of fair valuation measurements as of each measurement date. In compliance with GAAP, the Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and summarized in the following fair value hierarchy:

Level 1 – quoted prices in active markets for identical securities

Level 2 – quoted prices in inactive markets or other significant observable inputs (e.g. quoted prices for similar securities; interest rates; prepayment speed; credit risk; yield curves)

Level 3 – significant unobservable inputs (e.g. discounted cash flow analysis; non-market based methods used to determine fair value)

Observable inputs are those based upon market data obtained from independent sources, and unobservable inputs reflect the Fund's own assumptions based on the best information available. A financial instrument's level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or

LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND ANNUAL REPORT l 37

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2015

methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following are certain inputs and techniques that are generally utilized to evaluate how to classify each major type of investment in accordance with GAAP.

Equity Securities (Common and Preferred Stock) – Equity securities traded in active markets where market quotations are readily available are categorized as Level 1. Equity securities traded in inactive markets and certain foreign equities are valued using inputs which include broker quotes, prices of securities closely related where the security held is not trading but the related security is trading, and evaluated price quotes received from independent pricing providers. To the extent that these inputs are observable, such securities are categorized as Level 2. To the extent that these inputs are unobservable, such securities are categorized as Level 3.

Convertible Bonds & Notes – Convertible bonds and notes are valued by independent pricing providers who employ matrix pricing models utilizing various inputs such as market prices, broker quotes, prices of securities with comparable maturities and qualities, and closing prices of corresponding underlying securities. To the extent that these inputs are observable, such securities are categorized as Level 2. To the extent that these inputs are unobservable, such securities are categorized as Level 3.

Corporate Bonds & Notes – Corporate bonds and notes are valued by independent pricing providers who employ matrix pricing models utilizing various inputs such as market prices, broker quotes, and prices of securities with comparable maturities and qualities, and closing prices of corresponding underlying securities. To the extent that these inputs are observable, such securities are categorized as Level 2. To the extent that these inputs are unobservable, such securities are categorized as Level 3.

Listed derivatives that are actively traded are valued based on quoted prices from the exchange and categorized in level 1 of the fair value hierarchy. Over-the-counter (OTC) derivative contracts including forward foreign currency exchange contracts, swap contracts, and option contracts derive their value from underlying asset prices, indices, reference rates, and other inputs. Depending on the product and terms of the transaction, the fair value of the OTC derivative products can be modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments, and the pricing inputs are observed from actively quoted markets. These OTC derivatives are categorized within Level 2 of the fair value hierarchy.

The Fund did not hold any Level 3 securities during the year ended October 31, 2015.

Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

(b) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual

38 l LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2015

basis. Discounts on debt securities purchased are accreted to interest income over the lives of the respective securities using the effective interest method. Premiums on debt securities purchased are amortized to interest income up to the next call date of the respective securities using the effective interest method.

(c) Cash and Cash Equivalents

The Fund considers all demand deposits to be cash equivalents. Cash and cash equivalents are held at the Bank of New York Mellon.

(d) Due from Broker

Amounts due from broker may include cash due to the Fund as proceeds from investments sold, but not yet purchased as well as pending investment and financing transactions, which may be restricted until the termination of the financing transactions.

(e) Restricted Cash

A portion of cash on hand is pledged with a broker for current or potential holdings, which includes options, swaps, forward foreign currency exchange contracts and securities purchased on a when issued or delayed delivery basis.

As of October 31, 2015, there was no restricted cash outstanding.

(f) Convertible Securities

The Fund invests in preferred stocks and fixed-income securities which are convertible into common stock. Convertible securities may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. Traditionally, convertible securities have paid dividends or interest greater than on the related common stocks, but less than fixed income non-convertible securities. By investing in a convertible security, the Fund may participate in any capital appreciation or depreciation of a company’s stock, but to a lesser degree than if it had invested in that company’s common stock. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, entail less risk than the corporation’s common stock.

(g) Currency Translation

Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the bid and asked price of respective exchange rates on the last day of the period. Purchases and sales of investments denominated in foreign currencies are translated at the mean of the bid and ask price of respective exchange rates on the date of the transaction.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Foreign exchange realized gain or loss resulting from holding of a foreign currency, expiration of a currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends actually received

LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND ANNUAL REPORT l 39

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2015

compared to the amount shown in the Fund’s accounting records on the date of receipt is shown as net realized gains or losses on foreign currency transactions in the Fund’s Statement of Operations.

Foreign exchange unrealized gain or loss on assets and liabilities, other than investments, is shown as unrealized appreciation (depreciation) on foreign currency translations on the Fund’s Statement of Operations.

(h) Covered Call and Put Options

The Fund will pursue its objective by employing an option strategy of writing (selling) covered call options or put options on securities held in the portfolio of the Fund. The Fund seeks to generate current gains from option premiums as a means to enhance distributions payable to shareholders.

The Fund may purchase and sell (“write”) put and call options to manage and hedge risk within its portfolio and to gain long or short exposure to the underlying instrument. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller.

When an option is purchased, the premium paid by the Fund for options purchased is included on the Statement of Assets and Liabilities as an investment. The option is adjusted daily to reflect the current market value of the option and the change is recorded as Change in net unrealized appreciation/depreciation of investments on the Statement of Operations. If the option is allowed to expire, the Fund will lose the entire premium it paid and record a realized loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the security.

When an option is written, the premium received is recorded as an asset with an equal liability and is subsequently marked to market to reflect the current market value of the option written. These liabilities are reflected as options written, at value, in the Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss.

The Fund is not subject to credit risk in options written as the counterparty has already performed its obligations by paying the premium at the inception of the contract.

(i) Swap Agreements

The Fund may engage in various swap transactions, including interest rate and credit default swaps to manage interest rate (e.g., duration, yield curve) and credit risk. The Fund may also use swaps as alternatives to direct investments. Swap transactions are negotiated contracts (“OTC swaps”) between a fund and a counterparty or centrally cleared (“centrally cleared swaps”) with a central clearinghouse through a Futures Commission Merchant (“FCM”), to exchange investment cash flows or assets at specified, future intervals.

40 l LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2015

Upfront payments made and/or received by the Fund is recognized as a realized gain or loss when the contract matures or is terminated. The value of an OTC swap agreement is recorded as either an asset or a liability on the Statement of Assets and Liabilities at the beginning of the measurement period. Upon entering into a centrally cleared swap, the Fund is required to deposit with the FCM cash or securities, which is referred to as initial margin deposit. Securities deposited as initial margin are designated on the Portfolio of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a variation margin receivable or payable on the Statement of Assets and Liabilities. The change in the value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as change in net unrealized appreciation/depreciation on the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.

The Fund may be required to post or receive collateral based on the net value of the Fund’s outstanding OTC swap contracts with the counterparty in the form of cash or securities. Daily movement of collateral is subject to minimum threshold amounts. Cash collateral posted by the Fund is included on the Statement of Assets and Liabilities as Restricted Cash. Collateral received by the Fund is held in escrow in segregated accounts maintained by the custodian.

(j) Forward Foreign Currency Exchange Contracts

The Fund entered into forward foreign currency exchange contracts in order to hedge its exposure to the change in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchases and sales commitments denominated in foreign currencies and for investment purposes. Forward foreign currency exchange contracts are agreements between two parties to buy and sell currencies at a set price on a future date. Fluctuations in the value of open forward foreign currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Fund until the contracts are closed. When the contracts are closed, realized gains and losses are recorded, and included on the Statement of Operations.

Forward foreign currency exchange contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

(k) Senior Floating Rate Interests

Senior floating rate interests, or term loans, in which the Fund typically invests are not listed on a securities exchange or board of trade. Term loans are typically bought and sold by institutional investors in individually negotiated transactions. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. The term loan market generally has fewer trades and less liquidity than the secondary market for other types of securities. Due to the nature of the term loan market, the actual settlement date may not be certain at the time of purchase or sale. Interest income is not accrued until settlement date. Typically term loans are valued by independent pricing services using broker quotes.

LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND ANNUAL REPORT l 41

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2015

(l) Risks and Other Considerations

In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or the potential inability of a counterparty to meet the terms of an agreement (counterparty risk). The Fund is also exposed to other risks such as, but not limited to, concentration, interest rate, credit and financial leverage risks.

Concentration of Risk. It is the Fund’s policy to invest a significant portion of its assets in convertible securities. Although convertible securities do derive part of their value from that of the securities into which they are convertible, they are not considered derivative financial instruments. However, certain of the Fund’s investments include features which render them more sensitive to price changes in their underlying securities. Consequently, this exposes the Fund to greater downside risk than traditional convertible securities, but still less than that of the underlying common stock.

Credit Risk. Credit risk is the risk that one or more of the securities in the Fund’s portfolio will decline in price, or fail to pay interest and principal when due, because the issuer of the security experiences a decline in its financial status. The Fund’s investments in income securities involve credit risk. However, in general, lower rated, lower grade and non-investment grade securities carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on the Fund’s net asset value or dividends.

Interest Rate Risk. Convertible and nonconvertible income-producing securities, including preferred stock and debt securities (collectively, “income securities”) are subject to certain interest rate risks. If interest rates go up, the value of income securities in the Fund’s portfolio generally will decline. These risks may be greater in the current market environment because interest rates are near historically low levels. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security’s duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. Lower grade securities have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem a lower grade security if the issuer can refinance the security at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer.

Lower Grade Securities Risk. Investing in lower grade and non-investment grade securities involves additional risks. Securities of below investment grade quality are commonly referred to as “junk bonds” or “high yield securities.” Investment in securities of below investment grade quality involves substantial risk of loss. Securities of below investment grade quality are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due and therefore involve a greater risk of default or decline in market value due to adverse economic and issuer specific developments. Issuers of below investment grade securities are not perceived to be as strong financially as those with higher credit ratings. Issuers of lower grade securities may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities. These issuers are more vulnerable to financial setbacks and recession

42 l LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2015

than more creditworthy issuers, which may impair their ability to make interest and principal payments. The issuer’s ability to service its debt obligations also may be adversely affected by specific issuer developments, the issuer’s inability to meet specific projected business forecasts or the unavailability of additional financing. Therefore, there can be no assurance that in the future there will not exist a higher default rate relative to the rates currently existing in the market for lower grade securities. The risk of loss due to default by the issuer is significantly greater for the holders of lower grade securities because such securities may be unsecured and may be subordinate to other creditors of the issuer. Securities of below investment grade quality display increased price sensitivity to changing interest rates and to a deteriorating economic environment. The market values for securities of below investment grade quality tend to be more volatile and such securities tend to be less liquid than investment grade debt securities. To the extent that a secondary market does exist for certain below investment grade securities, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Structured and Synthetic Convertible Securities Risk. The value of structured convertible securities can be affected by interest rate changes and credit risks of the issuer. Such securities may be structured in ways that limit their potential for capital appreciation and the entire value of the security may be at a risk of loss depending on the performance of the underlying equity security. Structured convertible securities may be less liquid than other convertible securities. The value of a synthetic convertible security will respond differently to market fluctuations than a convertible security because a synthetic convertible security is composed of two or more separate securities, each with its own market value. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.

Foreign Securities and Emerging Markets Risk. Investing in non-U.S. issuers may involve unique risks, such as currency, political, economic and market risk. In addition, investing in emerging markets entails additional risk including, but not limited to: news and events unique to a country or region; smaller market size, resulting in lack of liquidity and price volatility; and certain national policies which may restrict the Fund’s investment opportunities; less uniformity in accounting and reporting requirements; unreliable securities valuation; and custody risk.

Financial Leverage Risk. Certain risks are associated with the leveraging of common stock, including the risk that both the net asset value and the market value of shares of common stock may be subject to higher volatility and a decline in value.

Counterparty Risk. The Fund is subject to counterparty credit risk, which is the risk that the counterparty fails to perform on agreements with the Fund such as swap and option contracts, and reverse repurchase agreements.

(m) Distributions to Shareholders

The Fund declares and pays quarterly dividends to common shareholders. These dividends consist of investment company taxable income, which generally includes qualified dividend income, ordinary income and short-term capital gains. Any net realized long-term gains are distributed annually to common shareholders.

LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND ANNUAL REPORT l 43

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2015

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Note 3 – Investment Management Agreement, Servicing Agreement and Other Agreements:

Pursuant to an Investment Advisory Agreement (the “Agreement”) between Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Investment Adviser”) and the Fund, the Investment Adviser furnishes offices, necessary facilities and equipment, provides administrative services to the Fund, oversees the activities of Advent Capital Management, LLC (the “Investment Manager”), provides personnel and compensates the Trustees and Officers of the Fund who are its affiliates. As compensation for these services, the Fund pays the Investment Adviser an annual fee, payable monthly in arrears, at an annual rate equal to 0.49% of the average Managed Assets during such month. Managed Assets means the total assets of the Fund (including any assets attributable to borrowings in the use of financial leverage, if any) minus the sum of accrued liabilities (other than debt representing financial leverage, if any).

Pursuant to an Investment Management Agreement between the Investment Manager and the Fund, the Fund pays the Investment Manager an annual fee, payable monthly in arrears, at an annual rate equal to 0.51% of the average Managed Assets during such month for the services and facilities provided by the Investment Manager to the Fund. These services include the day-to-day management of the Fund’s portfolio of securities, which includes buying and selling securities for the Fund and investment research.

The Bank of New York Mellon (“BNY”) acts as the Fund’s custodian and accounting agent. As custodian, BNY is responsible for the custody of the Fund’s assets. As accounting agent, BNY is responsible for maintaining the books and records of the Fund’s securities and cash.

Rydex Fund Services, LLC (“RFS”), an affiliate of the Investment Adviser, provides fund administration services to the Fund. As compensation for these services RFS receives an administration fee payable monthly at the annual rate set forth below as a percentage of the average daily Managed Assets of the Fund:

Managed Assets	Rate
First $200,000,000	0.0275%
Next $300,000,000	0.0200%
Next $500,000,000	0.0150%
Over $1,000,000,000	0.0100%

Certain officers and trustees of the Fund are also officers and directors of the Investment Adviser or Investment Manager. The Fund does not compensate its officers or trustees who are officers of the aforementioned firms.

Note 4 – Federal Income Taxes:

The Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund avoids a 4% federal excise tax that is assessed on the amount of the under distribution.

44 l LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2015

In order to present paid-in capital in excess of par, distributions in excess of net investment income and accumulated net realized gains or losses on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to distributions in excess of net investment income, accumulated net realized gains or losses and paid-in capital. For the year ended October 31, 2015, the adjustments were to increase paid-in capital by $91,133, increase accumulated net realized loss by $3,065,094 and decrease distributions in excess of net investment income by $2,973,961 due to the difference in the treatment for book and tax purposes of distributions to shareholders and of contingent payment debt instruments, real estate investment trusts, and foreign currency.

As of October 31, 2015, the cost and related gross unrealized appreciation and depreciation on investments for tax purposes, excluding written options, swap agreements, forward foreign currency exchange contracts and foreign currency translations are as follows:

			Net Tax	Net Tax
Cost of			Unrealized	Unrealized
Investments	Gross Tax	Gross Tax	Depreciation	Appreciation on
for Tax	Unrealized	Unrealized	on	Derivatives and
Purposes	Appreciation	Depreciation	Investments	Foreign Currency
$184,384,174	$6,590,956	$(8,444,937)	$(1,853,981)	$(113,707)

The differences between book basis and tax basis unrealized appreciation/(depreciation) are primarily attributable to the tax deferral of losses on wash sales and additional income adjustments for tax purposes on certain convertible securities.

As of October 31, 2015, tax components of accumulated earnings/losses (excluding paid-in capital) on a tax basis were as follows:

Undistributed	Undistributed
Ordinary	Long-Term
Income/	Gains/
(Accumulated	(Accumulated
Ordinary Loss)	Capital Loss)
$0	$(63,769,719)

The differences between book basis and tax basis undistributed long-term gains/(accumulated capital losses) are attributable to the tax deferral of losses on wash sales and straddles.

At October 31, 2015, the Fund had a capital loss carryforward available as shown in the table below, to offset possible future capital gains through the years indicated. Per the Regulated Investment Company Modernization Act of 2010, capital loss carryforwards generated in taxable years beginning after December 22, 2010 must be fully used before capital loss carryforwards generated in taxable years prior to December 22, 2010; therefore, under certain circumstances, capital loss carryforwards available as of the report date, if any, may expire unused.

				Total
Expires	Expires	Unlimited	Unlimited	Capital Loss
in 2016	in 2017	Short-Term	Long-Term	Carryforward
$5,387,707	$52,418,720	$4,719,042	$1,244,250	$63,769,719

LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND ANNUAL REPORT l 45

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2015

For the years ended October 31, 2015 and 2014, the tax character of distributions paid, as reflected in the Statement of Changes in Net Assets, of $5,540,415 and $11,368,513 was ordinary income and $5,886,126 and $58,028 was return of capital, respectively.

For all open tax years and all major jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Uncertain tax positions are tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns that would not meet a more-likely-than not threshold of being sustained by the applicable tax authority and would be recorded as a tax expense in the current year. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 5 – Investments in Securities:

For the year ended October 31, 2015, the cost of purchases and proceeds from sales of investments, excluding written options and short-term securities, were $257,567,709 and $257,327,489, respectively.

Note 6 – Derivatives:

(a) Covered Call and Put Options

An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call) or to pay the exercise price upon delivery of the underlying security (in the case of a put).

The Fund will follow a strategy of writing covered call options, which is a strategy designed to produce income from option premiums and offset a portion of a market decline in the underlying security. This strategy will be the Fund’s principal investment strategy in seeking to pursue its primary investment objective. The Fund will only “sell” or “write” options on securities held in the Fund’s portfolio. It may not sell “naked” call options, i.e., options on securities that are not held by the Fund or on more shares of a security than are held in the Fund’s portfolio. The Fund will consider a call option written with respect to a security underlying a convertible security to be covered so long as (i) the convertible security, pursuant to its terms, grants to the holders of such security the right to convert the convertible security into the underlying security and (ii) the convertible security, upon conversion, will convert into enough shares of the underlying security to cover the call option written by the Fund.

There are several risks associated with transactions in options on securities. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. A writer of a put option is exposed to the risk of loss if the fair value of the underlying security declines, but profits only to the extent of the premium received if the underlying security increases in value. The writer of an option has no control over the time when it may be

46 l LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2015

required to fulfill its obligation as writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

The Fund entered into written option contracts for the period ended October 31, 2015. Details of the transactions were as follows:

	Number of	Premiums
	Contracts	Received
Options outstanding, beginning of period	331	$46,434
Options written during the period	4,738	569,965
Options expired during the period	(257)	(21,109)
Options closed during the period	(3,564)	(445,564)
Options assigned during the period	(120)	(5,240)
Options outstanding, end of period	1,128	$144,486

The Fund’s exchange traded options are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across the transactions).

(b) Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts would be included in net realized gain or loss on foreign currency transactions.

Risk may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Fund has in that particular currency contract.

As of October 31, 2015, the following forward foreign currency exchange contracts were outstanding:

						Net Unrealized
			Settlement	Settlement	Value as of	Appreciation
Contracts to Sell		Counterparty	Date	Value	10/31/2015	(Depreciation)
CAD	120,000
for USD	90,479	The Bank of New York Mellon	12/16/2015	$90,479	$91,694	$(1,215)
CAD	166,000
for USD	125,092	The Bank of New York Mellon	12/16/2015	125,092	126,843	(1,751)
CAD	3,845,000
for USD	2,899,108	The Bank of New York Mellon	12/16/2015	2,899,108	2,938,027	(38,919)
CAD	86,000
for USD	65,320	The Bank of New York Mellon	12/16/2015	65,320	65,714	(394)
CHF	1,344,000
for USD	1,388,573	The Bank of New York Mellon	12/16/2015	1,388,573	1,365,637	22,936

LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND ANNUAL REPORT l 47

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2015

						Net Unrealized
			Settlement	Settlement	Value as of	Appreciation
Contracts to Sell		Counterparty	Date	Value	10/31/2015	(Depreciation)
EUR	18,460,000
for USD	20,905,304	The Bank of New York Mellon	12/16/2015	$20,905,304	$20,407,775	$497,529
EUR	350,000
for USD	396,564	The Bank of New York Mellon	12/16/2015	396,564	386,930	9,634
EUR	336,000
for USD	376,112	The Bank of New York Mellon	12/16/2015	376,112	371,452	4,660
EUR	461,000
for USD	515,654	The Bank of New York Mellon	12/16/2015	515,654	509,642	6,012
EUR	142,000
for USD	162,626	The Bank of New York Mellon	12/16/2015	162,626	156,983	5,643
EUR	146,000
for USD	167,283	The Bank of New York Mellon	12/16/2015	167,283	161,405	5,878
EUR	146,000
for USD	165,743	The Bank of New York Mellon	12/16/2015	165,743	161,405	4,338
EUR	227,000
for USD	250,837	The Bank of New York Mellon	12/16/2015	250,837	250,951	(114)
EUR	1,000,000
for USD	1,096,270	The Bank of New York Mellon	12/16/2015	1,096,270	1,105,513	(9,243)
EUR	7,098,000
for USD	8,038,236	The Bank of New York Mellon	12/16/2015	8,038,236	7,846,933	191,303
EUR	169,000
for USD	191,484	The Bank of New York Mellon	12/16/2015	191,484	186,832	4,652
EUR	520,000
for USD	581,840	The Bank of New York Mellon	12/16/2015	581,840	574,867	6,973
EUR	150,000
for USD	169,215	The Bank of New York Mellon	12/16/2015	169,215	165,827	3,388
EUR	260,000
for USD	295,903	The Bank of New York Mellon	12/16/2015	295,903	287,433	8,470
EUR	151,000
for USD	171,419	The Bank of New York Mellon	12/16/2015	171,419	166,933	4,486
EUR	329,000
for USD	363,548	The Bank of New York Mellon	12/16/2015	363,548	363,714	(166)
EUR	401,000
for USD	442,022	The Bank of New York Mellon	12/16/2015	442,022	443,311	(1,289)
GBP	160,000
for USD	246,405	The Bank of New York Mellon	12/16/2015	246,405	247,056	(651)
GBP	765,000
for USD	1,178,123	The Bank of New York Mellon	12/16/2015	1,178,123	1,181,236	(3,113)
GBP	331,000
for USD	509,750	The Bank of New York Mellon	12/16/2015	509,750	511,097	(1,347)
JPY	39,000,000
for USD	323,619	The Bank of New York Mellon	12/16/2015	323,619	323,442	177

48 l LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2015

						Net Unrealized
			Settlement	Settlement	Value as of	Appreciation
Contracts to Sell		Counterparty	Date	Value	10/31/2015	(Depreciation)
JPY	960,780,500
for USD	7,996,908	The Bank of New York Mellon	12/16/2015	$7,996,908	$7,968,133	$28,775
JPY	160,000,000
for USD	1,332,778	The Bank of New York Mellon	12/16/2015	1,332,778	1,326,943	5,835
JPY	61,000,000
for USD	509,980	The Bank of New York Mellon	12/16/2015	509,980	505,897	4,083
JPY	80,000,000
for USD	668,897	The Bank of New York Mellon	12/16/2015	668,897	663,472	5,425
						$761,995

						Net Unrealized
			Settlement	Settlement	Value as of	Appreciation
Contracts to Buy		Counterparty	Date	Value	10/31/2015	(Depreciation)
CAD	206,315
for USD	156,747	The Bank of New York Mellon	11/2/2015	$156,747	$157,691	$944
EUR	359,000
for USD	402,967	The Bank of New York Mellon	12/16/2015	402,967	396,879	(6,088)
EUR	275,000
for USD	309,811	The Bank of New York Mellon	12/16/2015	309,811	304,016	(5,795)
EUR	372,000
for USD	418,648	The Bank of New York Mellon	12/16/2015	418,648	411,251	(7,397)
EUR	60,000
for USD	68,434	The Bank of New York Mellon	12/16/2015	68,434	66,331	(2,103)
EUR	699,615
for USD	766,415	The Bank of New York Mellon	12/16/2015	766,415	772,830	6,415
EUR	248,000
for USD	279,418	The Bank of New York Mellon	12/16/2015	279,418	274,167	(5,251)
EUR	264,000
for USD	294,936	The Bank of New York Mellon	12/16/2015	294,936	291,855	(3,081)
EUR	151,000
for USD	170,114	The Bank of New York Mellon	12/16/2015	170,114	166,933	(3,181)
EUR	80,000
for USD	89,484	The Bank of New York Mellon	12/16/2015	89,484	88,441	(1,043)
EUR	207,000
for USD	237,175	The Bank of New York Mellon	12/16/2015	237,175	228,841	(8,334)
JPY	8,000,000
for USD	66,843	The Bank of New York Mellon	12/16/2015	66,843	66,347	(496)
JPY	68,000,000
for USD	568,348	The Bank of New York Mellon	12/16/2015	568,348	563,951	(4,397)
						$(39,807)
Total unrealized appreciation on forward foreign currency exchange contracts						$722,188

LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND ANNUAL REPORT l 49

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2015

(c) Swap Agreements

Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party (the “Counterparty”) based on the change in market value or level of a specified rate, index or asset. In return, the Counterparty agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be done on a net basis, the Fund receiving or paying only the net amount of the two payments.

The Fund may enter into swap agreements to manage its exposure to interest rates and/or credit risk, to generate income or to manage duration. During the period that the swap agreement is open, the Fund may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement. The swaps involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

Credit default swap transactions involve the Fund’s agreement to exchange the credit risk of an issuer. A buyer of a credit default swap is said to buy protection by paying periodic fees in return for a contingent payment from the seller if the issuer has a credit event such as bankruptcy, a failure to pay outstanding obligations or deteriorating credit while the swap is outstanding. A seller of a credit default swap is said to sell protection and thus collects the periodic fees and profits if the credit of the issuer remains stable or improves while the swap is outstanding but the seller in a credit default swap contract would be required to pay an agreed upon amount, which approximates the notional amount of the swap, to the buyer in the event of an adverse credit event of the issuer.

Details of the credit default swap agreement outstanding as of October 31, 2015 is as follows:

								Upfront
			Protection			Notional		Premiums	Unrealized
Reference		Buy/Sell	Premium	Maturity	Credit	Principal	Market	Paid	Appreciation
Entity	Counterparty	Protection	Rate	Date	Rating1	$(000)	Value	(Received)	(Depreciation)
Tegna, Inc.	Citibank, NA	Buy	5.00%	12/20/2020	BB+	$670	$(96,654)	$(67,683)	$(28,971)
1 Credit rating as issued by Standard & Poor’s

(d) Summary of Derivatives Information

The Fund is required by GAAP to disclose: a) how and why a fund uses derivative instruments, b) how derivatives instruments are accounted for, and c) how derivative instruments affect a fund’s financial position, results of operations and cash flows.

The following table presents the types of derivatives in the Fund by location as presented on the Statement of Assets and Liabilities as of October 31, 2015.

50 l LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2015

Statement of Asset and Liability
Presentation of Fair Values of Derivative Instruments: (amounts in thousands)
	Asset Derivatives		Liability Derivatives
	Statement of Assets		Statement of Assets
Primary Risk Exposure	and Liabilities Location	Fair Value	and Liabilities Location	Fair Value
Foreign exchange risk	Unrealized appreciation on		Unrealized depreciation on
	forward foreign currency		forward foreign currency
	exchange contracts	$828	exchange contracts	$105
Equity risk	Investments in securities	—	Options written	225
Credit risk	Unrealized appreciation on		Unrealized depreciation on
	swap agreements	—	swap agreements	29
Total		$828		$359

The following table presents the effect of derivative instruments on the Statement of Operations for the period ended October 31, 2015:

Effect of Derivative Instruments on the Statement of Operations: (amounts in thousands)
Amount of Realized Gain (Loss) on Derivatives
Derivatives not			Foreign
accounted for as		Swap	Currency
hedging instruments	Options	Agreements	Transactions	Total
Equity risk	$(272)	$—	$—	$(272)
Credit risk	—	(43)	—	(43)
Foreign exchange risk	—	—	4,079	4,079
Total	$(272)	$(43)	$4,079	$3,764

Change in Unrealized Appreciation (Depreciation) on Derivatives
(amounts in thousands)
Derivatives not			Foreign
accounted for as		Swap	Currency
hedging instruments	Options	Agreements	Translations	Total
Equity risk	$175	$—	$—	$175
Credit risk	—	(29)	—	(29)
Foreign exchange risk	—	—	(404)	(404)
Total	$175	$(29)	$(404)	$(258)

LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND ANNUAL REPORT l 51

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2015

Derivative Volume
Options Contracts:
Average Number of Contracts Written	381
Average Number of Contracts Purchased	–	*

Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	$456,211
Average Settlement Value Sold	1,384,401

Swap Contracts:
Average Notional Value	$1,343,333
* The average number of contracts purchased from November 1, 2014 to November 17, 2014 was 1,273.

The Fund’s derivatives contracts held at October 31, 2015 are not accounted for as hedging instruments under GAAP.

Note 7 – Offsetting:

In the normal course of business, the Fund enters into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Fund to counteract the exposure to a specific counterparty with collateral received or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define their contractual rights and to secure rights that will help the Fund mitigate their counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as restricted cash and deposits due to counterparties, respectively. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties

52 l LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2015

that it believes to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements and offset in the Statement of Assets and Liabilities in conformity with GAAP.

			Gross	Net Amounts
			Amounts	of Assets
		Gross	Offset in the	Presented in
		Amounts	Statement	the Statement	Derivatives
	Investment	of Recognized	of Assets &	of Assets &	Available for	Financial	Collateral	Net
Counterparty	Type	Assets	Liabilities	Liabilities	Offset	Instruments	Received	Amount
Bank of New	Forward Foreign	$827,556	$–	$827,556	$(105,368)	$–	$–	$722,188
York Mellon	Currency Exchange
Contracts

			Gross	Net Amounts
			Amounts	of Liabilities
		Gross	Offset in the	Presented in
		Amounts of	Statement	the Statement	Derivatives
	Investment	Recognized	of Assets &	of Assets &	Available for	Financial	Collateral	Net
Counterparty	Type	Liabilities	Liabilities	Liabilities	Offset	Instruments	Pledged	Amount
Bank of New	Forward Foreign	$105,368	$–	$105,368	$(105,368)	$–	$–	$–
York Mellon	Currency Exchange
Contracts
Citibank, NA	Swap Agreements	28,971	–	28,971	–	–	–	28,971

Note 8 – Capital:

Common Shares

The Fund has an unlimited amount of common shares, $0.001 par value, authorized and 13,603,025 issued and outstanding. In connection with the Fund’s dividend reinvestment plan, the Fund did not issue shares during the year ended October 31, 2015, or the year ended October 31, 2014.

Note 9 – Borrowings:

On December 30, 2009, the Fund has entered into an amended and restated credit agreement (the credit agreement) with BNP Paribas Prime Brokerage Inc. (BNPP) in which the Fund pays a monthly financing charge based on the 3-month LIBOR plus 0.95%. The commitment amount of the credit agreement is $50,000,000. The Fund also pays a fee of 0.85% per annum on the unused portion of the credit agreement. BNPP may not change certain terms of the credit agreement except upon 179 days’ notice; however, if the Fund exceeds certain net asset value triggers, BNPP may make such changes upon 60 days’ notice to the Fund. Also, if the Fund violates certain other conditions, the credit agreement may be terminated. The Fund is required to pledge portfolio securities as collateral in an amount up to two times the loan balance outstanding (or more depending on the terms of the credit agreement) and has granted a security interest in the securities pledged to, and in favor of, BNPP as security for the loan balance outstanding. If the Fund fails to meet certain requirements, or

LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND ANNUAL REPORT l 53

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2015

maintain other financial covenants required under the credit agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the credit agreement, necessitating the sale of portfolio securities at potentially inopportune times. The Fund may, upon prior written notice to BNPP, prepay all or a portion of the fixed and variable rate portions of the credit facility. The Fund may have to pay a breakage fee with respect to a prepayment of all or a portion of the fixed rate financing under the credit facility. The credit agreement also permits, subject to certain conditions, BNPP to rehypothecate portfolio securities pledged by the Fund up to the amount of the loan balance outstanding. The Fund continues to receive dividends and interest on rehypothecated securities. The Fund also has the right under the credit agreement to recall the rehypothecated securities from BNPP on demand. If BNPP fails to deliver the recalled security in a timely manner, the Fund will be compensated by BNPP for any fees or losses related to the failed delivery or, in the event a recalled security will not be returned by BNPP, the Fund, upon notice to BNPP, may reduce the loan balance outstanding by the amount of the recalled security failed to be returned. The Fund will receive a portion of the fees earned by BNPP in connection with the rehypothecation of portfolio securities.

As of October 31, 2015, there was $50,000,000 outstanding in connection with the Fund’s credit facility. The average daily amount of the borrowings on the credit facility during the year ended October 31, 2015 was $50,000,000 with a related average interest rate of 1.21%. The maximum amount outstanding during the period was $50,000,000.

As of October 31, 2015, the total amount of securities segregated in connection with borrowings was $74,333,812.

As of October 31, 2015, the aggregate value of rehypothecated securities, which are reflected as part of investments in securities on the Statement of Assets and Liabilities, was $44,681,046. The value of the outstanding borrowings under the credit agreement exceeded the value of the rehypothecated securities at October 31, 2015. During the year ended October 31, 2015, the Fund earned $39,172 in fees from rehypothecated securities.

The Fund’s use of leverage creates special risks that may adversely affect the total return of the Fund. The risks include but are not limited to: greater volatility of the Fund’s net asset value and market price; fluctuations in the interest rates on the leverage; and the possibility that increased costs associated with the leverage, which would be borne entirely by the holder’s of the Fund, may reduce the Fund’s total return. The Fund will pay interest expense on the leverage, thus reducing the Fund’s total return. This expense may be greater than the Fund’s return on the underlying investment.

The committed credit facility agreement governing the loan facility includes usual and customary covenants. These covenants impose on the Fund asset coverage requirements, collateral requirements, investment strategy requirements, and certain financial obligations. These covenants place limits or restrictions on the Fund’s ability to (i) enter into additional indebtedness with a party other than the lender, (ii) change its fundamental investment policy, or (iii) pledge to any other party, other than to the lender, securities owned or held by the Fund over which the lender has a lien. In addition, the Fund is required to deliver financial information to the lender within established deadlines, maintain an asset coverage ratio (as defined in Section 18(g) of the 1940 Act) greater than 300%, comply with the rules of the stock exchange on which its shares are listed, and maintain its

54 l LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2015

classification as a “closed-end fund company” as defined in the 1940 Act. If the counterparty defaults or enters insolvency proceeding, realization or return of the collateral to the Fund may be delayed or limited.

Note 10 – Indemnifications:

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 11 – Subsequent Event:

On November 2, 2015, the Fund declared a quarterly distribution of $0.2100 per common share. The distribution is payable on November 30, 2015 to shareholders of record on November 13, 2015.

The Fund has performed an evaluation of subsequent events through the date of issuance of this report and has determined that there are no material events that would require disclosure other than the event disclosed above.

LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND ANNUAL REPORT l 55

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	October 31, 2015

To the Board of Trustees and Shareholders of Advent/Claymore Enhanced Growth & Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, of changes in net assets, and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Advent/Claymore Enhanced Growth & Income Fund (the “Fund”) at October 31, 2015, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
December 29, 2015

56 l LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND ANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited)	October 31, 2015

Federal Income Tax Information

Qualified dividend income of as much as $1,231,942 was received by the Fund through October 31, 2015. The Fund intends to designate the maximum amount of dividends for the reduced tax rate pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For corporate shareholders $993,581 of investment income (dividend income plus short-term gains, if any) qualified for the dividends received deduction.

Additionally, of the taxable ordinary income distributions paid during the fiscal year ending October 31, 2015, the Fund had the corresponding percentage qualify as interest related dividends as permitted by IRC Section 871(k)(1) and IRC Section 871(k)(2) .

% Qualifying Interest
49.42%

In January 2016, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2015.

Results of Shareholder Votes

The Annual Meeting of Shareholders of the Fund was held on September 30, 2015. Shareholders voted on the election of Trustees.

With regards to the election of the following Class II Trustees by shareholders of Advent/Claymore Enhanced Growth & Income Fund:

	# of Shares in Favor	# of Shares Against	# of Shares Abstain
Tracy V. Maitland	11,224,378	303,268	1,433,346
Ronald A. Nyberg	11,227,713	295,356	1,437,923

The other Trustees of the Fund whose terms did not expire in 2015 are Randall C. Barnes, Daniel L. Black, Derek Medina, Gerald L. Seizert and Michael A. Smart.

LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND ANNUAL REPORT l 57

SUPPLEMENTAL INFORMATION (Unaudited) continued	October 31, 2015

Trustees

The Trustees of the Advent/Claymore Enhanced Growth & Income Fund and their principal occupations during the past five years:

Number of
Name, Address,	Term of		Funds in
Year of Birth and	Office* and		Fund Complex**
Position(s) Held	Length of	Principal Occupation(s) During the Past Five Years and	Overseen	Other Directorships
with Registrant	Time Served	Other Affiliations	by Trustee	Held by Trustee
Independent Trustees:
Randall C. Barnes++	Since 2005	Current: Private Investor (2001-present).	106	Current: Trustee, Purpose Investments
Year of birth: 1951				Funds (2014-present).
Trustee		Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997),
President, Pizza Hut International (1991-1993); Senior Vice President, Strategic
Planning and New Business Development of PepsiCo, Inc. (1987-1990).
Daniel L. Black+	Since 2005	Current: Managing Partner, the Wicks Group of Cos., LLC (2003-present).	3	Current: Harlem Lacrosse & Leadership
Year of birth: 1960				Inc. (2014-present); Bendon Publishing
Trustee		Former: Managing Director and Co-head of the Merchant Banking Group at		International (2012-present); Antenna
		BNY Capital Markets, a division of BNY Mellon (1998-2003); and Co-Head of		International, Inc. (2010-present);
		U.S. Corporate Banking at BNY Mellon (1995-1998).		Bonded Services, Ltd. (2011- present).

Former: Penn Foster Education Group,
Inc. (2007-2009).
Derek Medina+	Since 2004	Current: Senior Vice President, Business Affairs at ABC News (2008-present).	3	Current: Young Scholar’s Institute.
Year of birth: 1966				(2005-present); Oliver Scholars
Trustee		Former: Vice President, Business Affairs and News Planning at ABC News		(2011-present).
(2003-2008); Executive Director, Office of the President at ABC News
(2000-2003); Associate at Cleary Gottlieb Steen & Hamilton (law firm)
(1995-1998); Associate in Corporate Finance at J.P. Morgan/Morgan Guaranty (1988-1990).
Ronald A. Nyberg++	Since 2004	Current: Partner, Nyberg & Cassioppi, LLC (2000-present).	108	Current: Edward-Elmhurst Healthcare
Year of birth: 1953				System (2012-present).
Trustee and Chairman of		Former: Executive Vice President, General Counsel and Corporate Secretary of
the Nominating and		Van Kampen Investments (1982-1999).
Governance Committee

58 l LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND ANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited) continued	October 31, 2015

Number of
Name, Address,	Term of		Funds in
Year of Birth and	Office* and		Fund Complex**
Position(s) Held	Length of	Principal Occupation(s) During the Past Five Years and	Overseen	Other Directorships
with Registrant	Time Served	Other Affiliations	by Trustee	Held by Trustee
Independent Trustees continued:
Gerald L.	Since 2004	Current: Managing Partner of Seizert Capital Partners, LLC, where he directs	3	Current: University of Toledo Foundation
Seizert, CFA, CIC+		the equity disciplines of the firm		(2013-present); Beaumont Hospital
Year of birth: 1952				(2012-present).
Trustee		Former: Co-Chief Executive (1998-1999) and a Managing Partner and Chief
Investment Officer-Equities of Munder Capital Management, LLC (1995-1999).
Former Vice President and Portfolio Manager of Loomis, Sayles & Co., L.P.
(asset manager) (1984-1995). Former Vice President and Portfolio Manager
at First of America Bank (1978-1984).
Michael A. Smart+	Since 2004	Current: Managing Partner, Herndon Equity Partners (2014-present),	3	Current: President & Chairman, Board
Year of birth: 1960		Managing Partner, Cordova, Smart & Williams, LLC (2003-present).		of Directors, Berkshire Blanket Holdings,
Trustee				Inc. (2006- present); President and
		Former: Managing Director in Investment Banking-the Private Equity Group		Chairman, Board of Directors,
		(1995-2001) and a Vice President in Investment Banking-Corporate Finance		Sqwincher Holdings (2006-present);
		(1992-1995) at Merrill Lynch & Co.; Founding Partner of The Carpediem		Board of Directors, Sprint Industrial
		Group, a private placement firm (1991-1992); Associate at Dillon, Read and Co.		Holdings (2007-present); Vice Chairman,
		(investment bank) (1988-1990).		Board of Directors, National Association
of Investment Companies (“NAIC”)
(2010-present). Trustee, The Mead
School (2014-Present).

LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND ANNUAL REPORT l 59

SUPPLEMENTAL INFORMATION (Unaudited) continued	October 31, 2015

Number of
Name, Address,	Term of		Funds in
Year of Birth and	Office* and		Fund Complex**
Position(s) Held	Length of	Principal Occupation(s) During the Past Five Years and	Overseen	Other Directorships
with Registrant	Time Served	Other Affiliations	by Trustee	Held by Trustee
Interested Trustees:
Tracy V. Maitland+ø	Since 2004	Current: President of Advent Capital Management, LLC, which he founded in June 2001.	3	None
Year of birth: 1960
Trustee, Chairman,		Former: Prior to June 2001, President of Advent Capital Management, a division of
President and Chief		Utendahl Capital.
Executive Officer

+	Address for all Trustees noted: 1271 Avenue of the Americas, 45th Floor, New York, NY 10020.
++	Address for all Trustees noted: 227 West Monroe Street, Chicago, IL 60606.
*	Each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves:
- Mr. Gerald L. Seizert, Mr. Derek Medina and Mr. Randall C. Barnes are the Class III Trustees. The term of the Class III Trustees will continue until the 2016 annual meeting of shareholders or until successors shall have been elected and qualified.
- Mr. Michael A. Smart and Mr. Daniel L. Black are the Class I Trustees. The term of the Class I Trustees will continue until the 2017 annual meeting of shareholders or until successors shall have been elected and qualified.
- Mr. Tracy V. Maitland and Mr. Ronald A. Nyberg are Class II Trustees. The term of the Class II Trustees will continue until the 2018 annual meeting of shareholders or until successors shall have been elected and qualified.
**	As of period end. The Guggenheim Investments Fund Complex consists of U.S. registered investment companies advised or serviced by Guggenheim Funds
Investment Advisors, LLC and/or Guggenheim Funds Distributors, LLC and/or affiliates of such entities. The Guggenheim Investments Fund Complex is overseen by multiple Boards of Trustees.
ø	Mr. Maitland is an “interested person” (as defined in section 2(a)(19) of the 1940 Act) of the Fund because of his position as an officer of Advent Capital
Management, LLC, the Fund’s Investment Adviser.

60 l LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND ANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited) continued	October 31, 2015

Officers

The Officers of the Advent Claymore Enhanced Growth & Income Fund and their principal occupations during the past five years:

Term of Office
Name, Address* and	Position(s) held	and Length of	Principal Occupations
Year of Birth	with the Trust	Time Served**	During Past Five Years
Officers:
Edward C. Delk	Secretary and	Since 2012	Current: General Counsel and Chief Compliance Officer, Advent Capital Management, LLC (2012-present).
(1968)	Chief Compliance
	Officer		Former: Assistant General Counsel and Chief Compliance Officer, Insight Venture Management, LLC (2009-2012); Associate General
Counsel, TIAA-CREF (2008-2009); Principal, Legal Department, The Vanguard Group, Inc. (2000-2008).
Tony Huang	Vice President	Since 2014	Current: Vice-President, Co-Portfolio Manager and Analyst, Advent Capital Management, LLC (2007-present).
(1976)	and Assistant
	Secretary		Former: Senior Vice President, Portfolio Manager and Analyst, Essex Investment Management (2001-2006); Vice President, Analyst,
Abacus Investments (2001); Vice President, Portfolio Manager, M/C Venture Partners (2000-2001); Associate, Fidelity Investments
(1996-2000).
Robert White	Treasurer and	Since 2005	Current: Chief Financial Officer, Advent Capital Management, LLC (2005-present).
(1965)	Chief Financial
	Officer		Former: Vice President, Client Service Manager, Goldman Sachs Prime Brokerage (1997-2005).

*	Address for all: 1271 Avenue of the Americas, 45th Floor, New York, NY 10020.
**	Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND ANNUAL REPORT l 61

DIVIDEND REINVESTMENT PLAN (Unaudited)	October 31, 2015

Unless the registered owner of common shares elects to receive cash by contacting Computershare Trust Company, N.A., (the “Plan Administrator”), all dividends declared on common shares of the Fund will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open- Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

62 l LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND ANNUAL REPORT

DIVIDEND REINVESTMENT PLAN (Unaudited) continued	October 31, 2015

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Trust Company, N.A., P.O. Box 30170 College Station, TX 77842-3170; Attention: Shareholder Services Department, Phone Number: (866) 488-3559 or online at www.computershare.com/investor.

LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND ANNUAL REPORT l 63

CONSIDERATIONS REGARDING ANNUAL REVIEW
OF THE INVESTMENT MANAGEMENT AGREEMENT (Unaudited)	October 31, 2015

In discussing the factors and other considerations summarized below, the Board noted that it generally receives, reviews and evaluates information concerning the performance of the Funds and the services and personnel of Advent and Guggenheim and their affiliates at quarterly meetings of the Board. While emphasis might be placed on information concerning the investment performance of each Fund, each Fund’s fees and expenses in comparison with other funds’ fees and expenses and other matters at the meeting at which the renewal of the Investment Management Agreements and the Investment Advisory Agreements is considered, the process of evaluating each Fund’s investment advisory and management arrangements is an ongoing one. The Board did not identify any one particular factor that was controlling or of paramount importance in their deliberations and each individual Trustee may have weighed the information provided differently. The information below represents a summary of certain aspects of the more detailed discussions held by the Board and does not necessarily include all information considered by the Trustees.

Nature, Extent and Quality of Services

The Independent Trustees received and considered various data and information regarding the nature, extent and quality of services provided to AVK, AGC and LCM by Advent under the Investment Management Agreements, and to AGC and LCM by Guggenheim under the Investment Advisory Agreements. The Independent Trustees reviewed and considered the responses of Advent and Guggenheim to a detailed series of requests submitted by the Independent Trustees’ independent legal counsel on behalf of such Trustees which included, among other things, information about the background, experience and expertise of the management and other personnel of Advent and Guggenheim. The reputation and compliance history of Advent and Guggenheim was discussed, along with the financial condition of Advent and the ability of Guggenheim and its affiliates to provide services to the Funds.

The Independent Trustees evaluated the capabilities of Advent and Guggenheim, including their resources, reputation and other attributes, and their ability to attract and retain highly qualified investment professionals. The Independent Trustees also considered the commitment of Advent and Guggenheim to the Funds. The Independent Trustees discussed the portfolio managers at Advent responsible for portfolio management for the Funds, including the increasing involvement of Mr. Maitland, and in other personnel at both Advent and Guggenheim.

The Board noted the services provided by GFIA, as distinct from those provided by Advent. They noted GFIA’s oversight and supervision of the services of Advent as investment manager including the general monitoring of the performance of Advent. The Board was also aware that GFIA assists in the implementation and oversight of the Fund compliance program, which is administered by the Funds’ chief compliance officer.

Based on the above factors, together with those referenced below, the Independent Trustees concluded that they were satisfied with the nature, extent and quality of the investment management services provided to AVK, AGC and LCM by Advent and the investment advisory services provided to AGC and LCM by GFIA.

64 l LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND ANNUAL REPORT

CONSIDERATIONS REGARDING ANNUAL REVIEW
OF THE INVESTMENT MANAGEMENT AGREEMENT (Unaudited) continued	October 31, 2015

Fund Performance and Expenses

The Independent Trustees considered the performance results for AVK, AGC and LCM on a market price and net asset value basis over various time periods. They also considered the result of each Fund in comparison to the performance results of other closed-end funds that were determined to be similar to the Funds in terms of investment strategy (each group, a “Peer Group” and collectively, the "Peer Groups"). They recognized that the number of other funds in the Peer Group was small and that, for a variety of reasons, Peer Group comparisons may have limited usefulness. The Board also was aware that the performance benchmark indexes may not be useful comparisons due to the fact that the securities in the benchmarks may include convertibles, high yield or other securities with characteristics unlike those purchased by the Funds.

AVK underperformed its peer average (based on net asset value) for the one-, three- and five-year periods ended October 31, 2014. AVK similarly had trailed the Merrill Lynch All Convertibles Index (based on net asset value) over the one-, three- and five-years ended October 31, 2014, but outperformed the Merrill Lynch U.S. High Yield Master II index during the three and five year periods.

AGC underperformed its peer average (based on net asset value) for the one-, three- and five-year periods ended October 31, 2014 while also trailing each of the Merrill Lynch All Convertibles index and Merrill Lynch U.S. High Yield Master II index (each based on net asset value) during these periods.

LCM underperformed its peer average (based on net asset value) for the one-, three- and five-year periods ended October 31, 2014 while also trailing each of the Merrill Lynch All Convertibles index and Merrill Lynch U.S. High Yield Master II index (each based on net asset value) during these periods.

The Board noted that it had discussed with Fund management the past underperformance of the Funds at previous meetings and the steps management would take to improve performance. The Independent Trustees considered the steps management has historically taken, and the activities it presently undertakes, to address the Funds’ underperformance, which includes enhancement to risk management implementation, changes to investment guidelines and repositioning of the portfolio teams, and will continue to monitor performance on an on-going basis. The Board discussed the recent repositioning of the portfolios and the adoption of a sleeve investment approach. The Board considered the significant improvement of the performance of the Funds in the relatively short time period after the completion of the transition to the three-sleeve model and after Advent made advantageous decisions in respect of asset allocations available under its new mandate. The Independent Trustees noted management’s representation that performance was improving and management’s expectation that this trend in performance could continue.

The Board also reviewed information about the discount at which each Fund’s shares have traded as compared with its peers.

The Independent Trustees received and considered information regarding AVK’s, AGC's and LCM’s total expense ratios relative to their peers. AVK has a slightly higher expense ratio than four of its peers (excluding interest expense). AGC has a higher expense ratio than its two peers. LCM has a higher expense ratio than two peer funds and a lower expense ratio than its other peer fund. The

LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND ANNUAL REPORT l 65

CONSIDERATIONS REGARDING ANNUAL REVIEW
OF THE INVESTMENT MANAGEMENT AGREEMENT (Unaudited) continued	October 31, 2015

Independent Trustees acknowledged that the expense ratios of LCM, AGC and AVK were often higher than expense ratios of certain Peer Group funds because of LCM, AGC and AVK’s use of leverage, and because certain funds in the Peer Group had no leverage or lower leverage and therefore reported lower expense ratios and because of the small sizes of the Funds and the overall complex in relation to peers. The Independent Trustees also noted that expense ratio comparisons with Peer Groups were difficult because the items included in other funds’ definitions of expenses may differ from those used for the Funds. The Independent Trustees considered that the Funds benefited from the use of leverage despite the costs.

Based on the above-referenced considerations, discussions and other factors, the Independent Trustees concluded that the overall performance results and expense comparison supported the re-approval of the Investment Management Agreements of AVK, AGC and LCM and the Investment Advisory Agreements of AGC and LCM.

Investment Management and Advisory Fee Rates

The Independent Trustees reviewed and considered the contractual investment management fee rates for AVK, AGC and LCM and the investment advisory fee rates for AGC and LCM (collectively, the “Management Agreement Rates”) payable by AVK, AGC and LCM to Advent and by AGC and LCM to GFIA for investment management and advisory services, respectively. Additionally, the Independent Trustees received and considered information comparing the Management Agreement Rates with those of the other funds in the relevant Peer Group. The Independent Trustees concluded that the fees were fair and reasonable based on relevant factors, including AVK’s, AGC’s and LCM’s performance results and fees relative to their respective Peer Groups.

Profitability

The Independent Trustees received and considered an estimated profitability analysis of Advent and Guggenheim based on the Management Agreement Rates. The Independent Trustees also discussed with Fund management the methodology used to determine profitability. The Independent Trustees concluded that, in light of the costs of providing investment advisory services to AGC and LCM and investment management and other services to AVK, AGC and LCM, the profits and other ancillary benefits that Advent and Guggenheim received with regard to providing these services to AVK, AGC and LCM were not unreasonable.

Economies of Scale

The Independent Trustees received and considered information regarding whether there have been economies of scale with respect to the management of AVK, AGC and LCM, whether AVK, AGC and LCM have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Independent Trustees concluded that the opportunity to benefit from economies of scale was diminished in the context of closed-end funds.

66 l LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND ANNUAL REPORT

CONSIDERATIONS REGARDING ANNUAL REVIEW
OF THE INVESTMENT MANAGEMENT AGREEMENT (Unaudited) continued	October 31, 2015

Information about Services to Other Clients

The Independent Trustees also received and considered information about the nature, extent and quality of services and fee rates offered by Advent and Guggenheim to their other clients. In particular, Advent confirmed that the Funds differ from certain other accounts advised by Advent in that they are more complex to manage, require greater resources from Advent and differ in terms of investment strategy and use of leverage. The Independent Trustees also noted the differing services provided to the Funds in relation to those typically provided to private funds and separate accounts. In addition, Guggenheim noted that it may charge different fees to other clients, which are a result of different types and levels of services provided.

Conclusion. After consideration of the factors discussed above, the Board, including the Independent Directors, unanimously voted to approve each Investment Management Agreement and each Investment Advisory Agreement for an additional one-year term.

LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND ANNUAL REPORT l 67

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68 l LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND ANNUAL REPORT

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LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND ANNUAL REPORT l 69

FUND INFORMATION	October 31, 2015

Board of Trustees	Investment Manager
Advent Capital Management, LLC
Randall C. Barnes	New York, NY

Daniel L. Black	Investment Adviser
Guggenheim Funds Investment
Tracy V. Maitland*	Advisors, LLC
Chairman	Chicago, IL

Derek Medina	Accounting Agent and Custodian
The Bank of New York Mellon
Ronald A. Nyberg	New York, NY

Gerald L. Seizert	Administrator
Rydex Fund Services, LLC
Michael A. Smart	Rockville, MD

* Trustee is an “interested person” of the Fund	Transfer Agent
as defined in the Investment Company Act of	Computershare Trust Company, N.A.
1940, as amended.	Jersey City, NJ

Officers	Legal Counsel
Skadden, Arps, Slate,
Edward C. Delk	Meagher & Flom LLP
Secretary and Chief Compliance Officer	New York, NY

Tony Huang	Independent Registered
Vice President and Assistant Secretary	Public Accounting Firm
PricewaterhouseCoopers LLP
Tracy V. Maitland	New York, NY
President and Chief Executive Officer

Robert White
Treasurer and Chief Financial Officer

70 l LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND ANNUAL REPORT

FUND INFORMATION continued	October 31, 2015

Portfolio Managers of the Fund

The portfolio managers of the Fund are Tracy Maitland (Chief Investment Officer of Advent), Paul Latronica (Managing Director of Advent), David Hulme (Managing Director of Advent), Hart Woodson (Managing Director of Advent), Michael Brown (Managing Director of Advent) and Tony Huang (Vice President of Advent).

Privacy Principles of the Fund

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about its shareholders to employees of the Fund’s Investment Adviser and its affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

Questions concerning your shares of Advent/Claymore Enhanced Growth & Income Fund?
• If your shares are held in a Brokerage Account, contact your Broker.
• If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent:
Computershare Trust Company, N.A., P.O. Box 30170, College Station, TX 77842-3170; (866) 488-3559 or online at www.computershare.com/investor.

This report is sent to shareholders of Advent/Claymore Enhanced Growth and Income Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (866) 274-2227. Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund at (866) 274-2227 or by accessing the Fund’s Form N-PX on the U.S. Securities & Exchange Commission’s (“SEC”) website at www.sec.gov or guggenheiminvestments.com/lcm or by accessing the Fund’s Form N-PX on the U.S. Securities & Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or www.guggenheiminvestments.com/lcm. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 or at www.sec.gov.

Sector Classification

Information in the “Portfolio of Investments” is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Notice to Shareholders

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund from time to time may purchase shares of its common stock in the open market or in private transactions.

LCM l ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND ANNUAL REPORT l 71

ABOUT THE FUND MANAGER

Advent Capital Management, LLC

Advent Capital Management, LLC (“Advent”) is a registered investment adviser, based in New York, which specializes in convertible and high-yield securities for institutional and individual investors. The firm was established by Tracy V. Maitland, a former Director in the Convertible Securities sales and trading division of Merrill Lynch. Advent’s investment discipline emphasizes capital structure research, encompassing equity fundamentals as well as credit research, with a focus on cash flow and asset values while seeking to maximize total return.

Investment Philosophy

Advent believes that superior returns can be achieved while reducing risk by investing in a diversified portfolio of global equity, convertible and high-yield securities. Advent seeks securities with attractive risk/reward characteristics. Advent employs a bottom-up security selection process across all of the strategies it manages. Securities are chosen from those that Advent believes have stable-to-improving fundamentals and attractive valuations.

Investment Process

Advent manages securities by using a strict four-step process:

1	Screen the convertible and high-yield markets for securities with attractive risk/reward characteristics and favorable cash flows;
2	Analyze the quality of issues to help manage downside risk;
3	Analyze fundamentals to identify catalysts for favorable performance; and
4	Continually monitor the portfolio for improving or deteriorating trends in the financials of each investment.

Advent Capital Management, LLC	Guggenheim Funds Distributors, LLC
1271 Avenue of the Americas, 45th Floor	227 West Monroe Street
New York, NY 10020	Chicago, IL 60606
Member FINRA/SIPC
(12/15)

NOT FDIC-INSURED l NOT BANK-GUARANTEED l MAY LOSE VALUE
CEF-LCM-AR-1015

Item 2.  Code of Ethics.

(a)           The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (the "Code of Ethics").

(b)           No information need be disclosed pursuant to this paragraph.

(c)           The registrant has not amended its Code of Ethics during the period covered by the report presented in Item 1 hereto.

(d)           The registrant has not granted a waiver or an implicit waiver to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions from a provision of its Code of Ethics during the period covered by this report.

(e)           Not applicable.

(f)           (1)  The registrant's Code of Ethics is attached hereto as an exhibit.

(2)	Not applicable.

(3)	Not applicable.

Item 3.  Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that it has six audit committee financial experts serving on its audit committee (the “Audit Committee”), each of whom is an "independent" Trustee, as defined in Item 3 of Form N-CSR:  Randall C. Barnes, Daniel L. Black, Derek Medina, Ronald A. Nyberg, Gerald L. Seizert and Michael A. Smart.

Mr. Barnes qualifies as an audit committee financial expert by virtue of his experience obtained as a former Senior Vice President, Treasurer of PepsiCo, Inc.

Mr. Black qualifies as an audit committee financial expert by virtue of his experience obtained as a partner of a private equity firm, which includes review and analysis of audited and unaudited financial statements using generally accepted accounting principles (“GAAP”) to show accounting estimates, accruals and reserves.

Mr. Medina qualifies as an audit committee financial expert by virtue of his experience obtained as a Senior Vice President, Business Affairs of ABC News and as a former associate in Corporate Finance at J.P. Morgan/Morgan Guaranty, which includes review and analysis of audited and unaudited financial statements using GAAP to show accounting estimates, accruals and reserves.

Mr. Nyberg qualifies as an audit committee financial expert by virtue of his experience obtained as a former Executive Vice President, General Counsel and Secretary of Van Kampen Investments, which included review and analysis of offering documents and audited and unaudited financial statements using GAAP to show accounting estimates, accruals and reserves.

Mr. Seizert qualifies as an audit committee financial expert by virtue of his experience obtained as the chief executive officer and portfolio manager of an asset management company, which includes review and analysis of audited and unaudited financial statements using GAAP to show accounting estimates, accruals and reserves.

Mr. Smart qualifies as an audit committee financial expert by virtue of his experience obtained as a managing partner of a private equity firm and a former Vice President at Merrill Lynch & Co, which includes review and analysis of audited and unaudited financial statements using GAAP to show accounting estimates, accruals and reserves.

(Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert.  The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the Audit Committee and Board of Trustees in the absence of such designation or identification.  The designation or identification of a person as an audit committee financial expert pursuant to this

Item does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Trustees.)

Item 4.  Principal Accountant Fees and Services.

(a)              Audit Fees: the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $88,000 and $84,000 for the fiscal years ended October 31, 2015, and October 31, 2014, respectively.

(b)              Audit-Related Fees: the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph 4(a) of this Item, were $0 and $0 for the fiscal years ended October 31, 2015, and October 31, 2014, respectively.

The registrant's principal accountant did not bill fees for non-audit services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant’s last two fiscal years.

(c)              Tax Fees: the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning, including federal, state and local income tax return preparation and related advice and determination of taxable income and miscellaneous tax advice were $15,700 and $14,950 for the fiscal years ended October 31, 2015, and October 31, 2014, respectively.

The registrant's principal accountant did not bill fees for tax services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant’s last two fiscal years.

 (d)              All Other Fees: the aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs 4(a) through 4(c) of this Item were $0 and $0 for the fiscal years ended October 31, 2015, and October 31, 2014, respectively.

The registrant's principal accountant did not bill fees for non-audit services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant’s last two fiscal years.

(e)  Audit Committee Pre-Approval Policies and Procedures:

(1) In accordance with Rule 2-01(c)(7) of Regulation S-X, the Audit Committee pre-approves all of the Audit and Tax  Fees of the registrant.  All of the services described in paragraphs 4(b) through 4(d) above were approved by the Audit Committee in accordance with paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Audit Committee has adopted written policies relating to the pre-approval of the audit and non-audit services performed by the registrant’s independent auditors. Unless a type of service to be provided by the independent auditors has received general pre-approval, it requires specific pre-approval by the Audit Committee. Under the policies, on an annual basis, the Audit Committee reviews and pre-approves the services to be provided by the independent auditors without having to obtain specific pre-approval from the Audit Committee. The Audit Committee has delegated pre-approval authority to the Audit Committee Chairperson. In addition, the Audit Committee pre-approves any permitted non-audit services to be provided by the independent auditors to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser if such services relate directly to the operations and financial reporting of the registrant.

AUDIT COMMITTEE PRE-APPROVAL POLICY
OF
ADVENT CLAYMORE ENHANCED GROWTH & INCOME FUND

Statement of Principles

The Audit Committee (the "Audit Committee") of the Board of Trustees (the "Board") of Advent Claymore Enhanced Growth & Income Fund (the “Trust,”) is required to pre-approve all Covered Services (as defined in the Audit Committee Charter) in order to assure that the provision of the Covered Services does not impair the auditors' independence.  Unless a type of service to be provided by the Independent Auditor (as defined in the Audit Committee Charter) is pre-approved in accordance with the terms of this Audit Committee Pre-Approval Policy (the "Policy"), it will require specific pre-approval by the Audit Committee or by any member of the Audit Committee to which pre-approval authority has been delegated.

This Policy and the appendices to this Policy describe the Audit, Audit-Related, Tax and All Other services that are Covered Services and that have been pre-approved under this Policy.  The appendices hereto sometimes are referred to herein as the "Service Pre-Approval Documents".  The term of any such pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period.  At its June meeting of each calendar year, the Audit Committee will review and re-approve this Policy and approve or re-approve the Service Pre-Approval Documents for that year, together with any changes deemed necessary or desirable by the Audit Committee.  The Audit Committee may, from time to time, modify the nature of the services pre-approved, the aggregate level of fees pre-approved or both.  The Audit Committee hereby directs that each version of this Policy and the Service Pre-Approval Documents approved, re-approved or amended from time to time be maintained with the books and records of the Trust.

Delegation

In the intervals between the scheduled meetings of the Audit Committee, the Audit Committee delegates pre-approval authority under this Policy to the Chairman of the Audit Committee (the "Chairman").  The Chairman shall report any pre-approval decisions under this Policy to the Audit Committee at its next scheduled meeting. At each scheduled meeting, the Audit Committee will review with the Independent Auditor the Covered Services pre-approved by the Chairman pursuant to delegated authority, if any, and the fees related thereto.  Based on these reviews, the Audit Committee can modify, at its discretion, the pre-approval originally granted by the Chairman pursuant to delegated authority.  This modification can be to the nature of services pre-approved, the aggregate level of fees approved, or both.  The Audit Committee expects pre-approval of Covered Services by the Chairman pursuant to this delegated authority to be the exception rather than the rule and may modify or withdraw this delegated authority at any time the Audit Committee determines that it is appropriate to do so.

Pre-Approved Fee Levels

Fee levels for all Covered Services to be provided by the Independent Auditor and pre-approved under this Policy will be established annually by the Audit Committee and set forth in the Service Pre-Approval Documents.  Any increase in pre-approved fee levels will require specific pre-approval by the Audit Committee (or the Chairman pursuant to delegated authority).

Audit Services

The terms and fees of the annual Audit services engagement for the Trust are subject to the specific pre-approval of the Audit Committee. The Audit Committee will approve, if necessary, any changes in terms, conditions or fees resulting from changes in audit scope, Trust structure or other matters.

In addition to the annual Audit services engagement specifically approved by the Audit Committee, any other Audit services for the Trust not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).

Audit-Related Services

Audit-Related services are assurance and related services that are not required for the audit, but are reasonably related to the performance of the audit or review of the financial statements of the Trust and, to the extent they are Covered Services, the other Covered Entities (as defined in the Audit Committee Charter) or that are traditionally performed by the Independent Auditor.  Audit-Related services that are Covered Services and are not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).

Tax Services

The Audit Committee believes that the Independent Auditor can provide Tax services to the Covered Entities such as tax compliance, tax planning and tax advice without impairing the auditor's independence.  However, the Audit Committee will not permit the retention of the Independent Auditor in connection with a transaction initially recommended by the Independent Auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations.  Tax services that are Covered Services and are not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).

All Other Services

All Other services that are Covered Services and are not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).

Procedures

Requests or applications to provide Covered Services that require approval by the Audit Committee (or the Chairman pursuant to delegated authority) must be submitted to the Audit Committee or the Chairman, as the case may be, by both the Independent Auditor and the Chief Financial Officer of the respective Covered Entity, and must include a joint statement as to whether, in their view, (a) the request or application is consistent with the SEC's rules on auditor independence and (b) the requested service is or is not a non-audit service prohibited by the SEC.  A request or application submitted to the Chairman between scheduled meetings of the Audit Committee should include a discussion as to why approval is being sought prior to the next regularly scheduled meeting of the Audit Committee.

(2)	None of the services described in each of Items 4(b) through (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(C) of Rule 2-01 of Regulation S-X.

(f)           Not applicable.

(g)           The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and/or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that directly related to the operations and financial reporting of the registrant were $16,700 and $858,950 for the fiscal years ended October 31, 2015, and October 31, 2014, respectively.

(h)           Not applicable.

Item 5.  Audit Committee of Listed Registrants.

(a)  The Audit Committee was established as a separately designated standing audit committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended.  The audit committee of the registrant is composed of:  Randall C. Barnes, Daniel L. Black, Randall C. Barnes, Derek M. Medina, Ronald A. Nyberg, Gerald L. Seizert and Michael A. Smart.

(b)  Not applicable.

Item 6.  Schedule of Investments.

The Schedule of Investments is included as part of Item 1.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant has delegated the voting of proxies relating to its voting securities to its investment manager, Advent Capital Management, LLC (the "Manager").  The Manager’s Proxy Voting Policies and Procedures are included as an exhibit hereto.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

a) (1) Tracy Maitland, Hart Woodson, Paul Latronica and Doug Teresko (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the registrant’s portfolio.  The following provides information regarding the Portfolio Managers as of October 31, 2015:

Name	Since	Professional Experience
Tracy Maitland	2003 (Inception)	Chief Executive Officer and Founder at Advent Capital Management, LLC.
Hart Woodson	2007 (Inception)	Portfolio Manager at Advent Capital Management, LLC since March 2007. He was previously a Senior Vice President at GAMCO Investments, Inc. from 1994-2007.
Paul Latronica	2011	Portfolio Manager at Advent Capital Management, LLC. He has been associated with Advent Capital Management for more than fifteen years.
Tony Huang	2014	Vice President, Portfolio Management & Research at Advent Capital Management, LLC; formerly at Essex Investment Management and Fidelity Investment.
David Hulme	2014
Managing Director at Advent Capital Management, LLC; formerly, Investment Director and Portfolio Manager at Van Eck Global Asset Management, Investment Analyst at Peregrine Asset Management, and Deputy Manager of the Financial Markets Group at PriceWaterhouse.

Michael Brown	2014
Managing Director at Advent Capital Management, LLC; formerly, Director at Evergreen Investments, and also worked in portfolio management and analyst capacities at Duetsche Asset Management, Merrill Lynch Investment Management, and Eagle Asset Management.

(a) (2) (i-iii) Other accounts managed. The following summarizes information regarding each of the other accounts managed by them as of October 31, 2015:

Tracy Maitland

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	0	$0.00	0	$0.00
Other pooled investment vehicles	2	$233,772,763.20	2	$233,772,763.20
Other accounts	418	$4,543,698,982.83	1	$253,699,609.18

Paul Latronica

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	3	$1,250,406,337.71	0	$0.00
Other pooled investment vehicles	2	$672,586,731.34	0	$0.00
Other accounts	384	$3,067,208,815.52	2	$469,722,339.95

Tony Huang

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	3	$1,250,406,337.71	0	$0.00
Other pooled investment vehicles	0	$0.00	0	$0.00
Other accounts	0	$0.00	0	$0.00

David Hulme

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	3	$1,250,406,337.71	0	$0.00
Other pooled investment vehicles	2	$620,528,380.36	0	$0.00
Other accounts	41	$2,604,991,712.39	1	$253,699,609.18

Hart Woodson

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	2	$584,465,914.70	0	$0.00
Other pooled investment vehicles	4	$1,293,115,111.70	0	$0.00
Other accounts	7	$1,128,501,545.08	2	$469,722,339.95

Michael Brown

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	3	$1,250,406,337.71	0	$0.00
Other pooled investment vehicles	0	$0.00	0	$0.00
Other accounts	0	$0.00	0	$0.00

(a) (2) (iv) Conflicts of Interest. If another account of the Portfolio Managers has investment objectives and policies that are similar to those of the registrant, the Portfolio Managers will allocate orders pro-rata among the registrant and such other accounts, or, if the Portfolio Managers deviate from this policy, the Portfolio Managers will allocate orders such that all accounts (including the registrant) receive fair and equitable treatment.

(a) (3) Compensation Structure.  The salaries of the Portfolio Managers are fixed at an industry-appropriate amount and generally reviewed annually. In addition, a discretionary bonus may be awarded to the Portfolio Managers, if appropriate.  Bonuses are generally considered on an annual basis and based upon a variety of factors, including, but not limited to, the overall success of the firm, an individual's responsibility and his/her performance versus expectations. The bonus is determined by senior management at Advent Capital Management, LLC.  Compensation is based on the entire employment relationship and not based solely on the performance of the registrant or any other single account or type of account.  In addition, all Advent Capital Management, LLC employees are also eligible to participate in a 401(k) plan.

(a) (4)   Securities ownership. The following table discloses the dollar range of equity securities of the registrant beneficially owned by the Portfolio Managers as of October 31, 2015:

Name of Portfolio Manager	Dollar Range of Equity Securities in Fund
Tracy Maitland	$100,001 - $500,000
Paul Latronica	$10,001- $50,000
Hart Woodson	None
Tony Huang	$10,001-$50,000
David Hulme	$10,001-$50,000
Michael Brown	None

(b) Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.  Controls and Procedures.

(a)      The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation, as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)      There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a) (1) Code of Ethics for Chief Executive and Senior Financial Officers.

(a) (2) Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) under the Investment Company Act.

(a) (3) Not applicable.

(b)      Certification of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) under the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

(c)      Proxy Voting Policies and Procedures.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Advent/Claymore Enhanced Growth & Income Fund

By:      /s/ Tracy V. Maitland

Name: Tracy V. Maitland

Title:   President and Chief Executive Officer

Date:    January 8, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ Tracy V. Maitland

Name: Tracy V. Maitland

Title:   President and Chief Executive Officer

Date:    January 8, 2016

By:       /s/ Robert White

Name:  Robert White

Title:   Treasurer and Chief Financial Officer

Date:    January 8, 2016